SCHEDULE 14A

                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]
Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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

     (4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

     (5) Total fee paid:

------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

------------------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------

     (3) Filing Party:

------------------------------------------------------------------------------

     (4) Date Filed:

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

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                               73 Tremont Street
                       Boston, Massachusetts 02108-3913

Dear Shareholder:

          You are cordially invited to attend the Special Meetings of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Trust (each a "Company" and, together, the "Companies") to be held on Wednesday, May 3, 2000 at 10:00 a.m., Eastern Time, at the offices of United States Trust Company of New York, 114 West 47/th/ Street, New York, New York 10036.

          At the Meetings, shareholders will be asked to vote on the following matters: (1) election of trustees of Excelsior Institutional Trust by shareholders of that Company; and (2) approval of investment advisory agreements between each Company and United States Trust Company of New York and U.S. Trust Company and approval by the shareholders of the California Tax-Exempt Income Fund of the sub-advisory agreement between United States Trust Company of New York, U.S. Trust Company and U.S. Trust Company, N.A.

          Whether or not you plan to be present at a Meeting, your vote is needed. If you do not plan to be present at the relevant Meeting, please complete, sign and return the enclosed proxy card(s) promptly. A postage paid envelope is enclosed for this purpose.

          We look forward to seeing you at the Meetings or receiving your proxy card(s) so your shares may be voted at the Meetings.

                                             Sincerely yours,



                                             Frederick S. Wonham
                                             President

  SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE
                               ENCLOSED ENVELOPE.

                              [Preliminary Copy]

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                 March ___, 2000



To the Shareholders of Excelsior Funds, Inc.,
  Excelsior Tax-Exempt Funds, Inc. and
  Excelsior Institutional Trust:


          Special Meetings of shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Trust (each a "Company" and, together, the "Companies") will be held on Wednesday, May 3, 2000 at 10:00 a.m. Eastern Time, at the offices of United States Trust Company of New York, 114 West 47/th/ Street, New York, New York 10036.

          The Funds ("Funds") of each Company are as follows:

Company                                    Fund
-------                                    ----

Excelsior Funds, Inc.                      Blended Equity Fund
                                           Large Cap Growth Fund
                                           Small Cap Fund
                                           Value and Restructuring Fund
                                           Energy and Natural Resources Fund
                                           Real Estate Fund
                                           International Fund
                                           Latin America Fund
                                           Pacific/Asia Fund
                                           Pan European Fund
                                           Emerging Markets Fund
                                           Intermediate-Term Managed Income Fund
                                           Short-Term Government Securities Fund
                                           Managed Income Fund
                                           Money Fund
                                           Government Money Fund
                                           Treasury Money Fund

Excelsior Tax-Exempt Funds, Inc.           Tax-Exempt Money Fund
                                           New York Tax-Exempt Money Fund
                                           Long-Term Tax-Exempt Fund
                                           Intermediate-Term Tax-Exempt Fund
                                           Short-Term Tax-Exempt Securities Fund

Company                              Fund
-------                              ----
                                     New York Intermediate-Term Tax-Exempt Fund
                                     California Tax-Exempt Income Fund

Excelsior Institutional Trust        Value Equity Fund
                                     Optimum Growth Fund
                                     Equity Fund
                                     Income Fund
                                     Total Return Bond Fund
                                     International Equity Fund

          The meetings will be held for the following purposes:

          (1) To elect Messrs. Wonham, Tannachion, Campbell, Dugan, Frankl, Robinson, Drake and Piel as trustees of Excelsior Institutional Trust;

          (2) With respect to each Fund, to approve a new investment advisory agreement between the relevant Company and United States Trust Company of New York and U.S. Trust Company; and with respect to the California Tax-Exempt Income Fund only, to approve a new sub-advisory agreement among United States Trust Company of New York, U.S. Trust Company and U.S. Trust Company, N.A.; and

          (3) The transaction of such other business as may properly come before the Meetings or any adjournments thereof.

          The proposals referred to above are discussed in the Joint Proxy Statement attached to this Notice. Each shareholder is invited to attend the relevant Special Meeting(s) of Shareholders in person. Shareholders of record at the close of business on March 6, 2000 have the right to vote at the Meetings. If you cannot be present at a Meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the Meetings can be held and a maximum of shares may be voted.

                                   By Order of the Boards of Directors
                                    of Excelsior Funds, Inc. and Excelsior Tax-
                                    Exempt Funds, Inc. and the Board of
                                    Trustees of Excelsior Institutional Trust


                                   W. Bruce McConnel, III
                                   Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY
                                                                    -----
LAW, A SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR MAY 3, 2000 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED AT A MEETING. IN THAT EVENT, A COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING A COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.
                              -----------

                              [Preliminary Copy]

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                               73 Tremont Street
                       Boston, Massachusetts 02108-3913



                             JOINT PROXY STATEMENT

     This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of Excelsior Institutional Trust (together with Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., the "Companies" and each individually, a "Company"). The Special Meetings will be held at the offices of United States Trust Company of New York, 114 West 47/th/ Street, New York, New York 10036 on Wednesday, May 3, 2000 at 10:00 a.m. Eastern Time (such meetings and any adjournments thereof are referred to collectively as the "Meetings" and individually as a "Meeting"). The Funds ("Funds") of each Company are as follows:


Company                                    Fund
-------                                    ----

Excelsior Funds, Inc.                      Blended Equity Fund
                                           Large Cap Growth Fund
                                           Small Cap Fund
                                           Value and Restructuring Fund
                                           Energy and Natural Resources Fund
                                           Real Estate Fund
                                           International Fund
                                           Latin America Fund
                                           Pacific/Asia Fund
                                           Pan European Fund
                                           Emerging Markets Fund
                                           Intermediate-Term Managed Income Fund
                                           Short-Term Government Securities Fund
                                           Managed Income Fund
                                           Money Fund
                                           Government Money Fund
                                           Treasury Money Fund

Company                               Fund
-------                               ----

Excelsior Tax-Exempt Funds, Inc.      Tax-Exempt Money Fund
                                      New York Tax-Exempt Money Fund
                                      Long-Term Tax-Exempt Fund
                                      Intermediate-Term Tax-Exempt Fund
                                      Short-Term Tax-Exempt Securities Fund
                                      New York Intermediate-Term Tax-Exempt Fund
                                      California Tax-Exempt Income Fund

Excelsior Institutional Trust         Value Equity Fund
                                      Optimum Growth Fund
                                      Equity Fund
                                      Income Fund
                                      Total Return Bond Fund
                                      International Equity Fund

          It is expected that the solicitation of proxies will be primarily by mail. The Companies' officers and investment advisers and administrators may also solicit proxies by telephone, telegraph, facsimile, personal interview or the Internet. In connection with the solicitation of certain shareholders, U.S. Trust and the Companies' administrators have retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost of approximately $__________. United States Trust Company of New York will bear the proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the relevant Company a written notice of revocation or a subsequently executed proxy or by attending the relevant Meeting and electing to vote in person. This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Company. This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about March 16, 2000.

          The following table summarizes the proposals to be voted on at the Meetings and indicates those shareholders who are being solicited with respect to each proposal.

Proposal                                          Shareholders Solicited
--------                                          ----------------------

1.   To elect Messrs. Frederick S. Wonham,        The shareholders of Excelsior
     Alfred Tannachion, Donald Campbell,          Institutional Trust will vote
     Joseph H. Dugan, Wolfe J. Frankl, Robert     together as a single class.
     A. Robinson, Rodman L. Drake and
     Jonathan Piel trustees of Excelsior
     Institutional Trust.

2.   To approve a new Investment Advisory         The shareholders of each Fund
     Agreement between each Company and           of each Company will vote
     United States Trust Company of New York      separately on a Fund-by-Fund
     and U.S. Trust Company and a new             basis on the new Investment
     Sub-Advisory Agreement among United States   Advisory Agreement, and all
     Trust Company of New York, U.S. Trust        classes of the same Fund will
     Company and U.S. Trust Company, N.A.         vote together. The
                                                  shareholders of the California
                                                  Tax-Exempt Income Fund will
                                                  vote separately on the new
                                                  Sub-Advisory Agreement.

          A Proxy is enclosed with respect to the shares you own in a Company. If the Proxy is executed properly and returned, the shares represented by it will be voted at the Meetings in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at a Meeting and wish your shares to be voted, please complete the enclosed Proxy and mail it in the enclosed reply envelope.


                THE BOARDS OF EXCELSIOR FUNDS, INC., EXCELSIOR
           TAX-EXEMPT FUNDS, INC. AND EXCELSIOR INSTITUTIONAL TRUST
         RECOMMEND A VOTE FOR THE APPROVAL OF EACH PROPOSAL APPLICABLE
           TO SUCH COMPANY DESCRIBED IN THIS JOINT PROXY STATEMENT.

                                 INTRODUCTION


          On January 12, 2000, The Charles Schwab Corporation ("Schwab") and U.S. Trust Corporation entered into a definitive agreement to merge (the "Merger"). After the merger, U.S. Trust Corporation will be a wholly-owned subsidiary of Schwab. The Merger is anticipated to close by July 2000; however, it is subject to a number of conditions, including certain regulatory and shareholder approvals.

          United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company ("U.S. Trust Co." and together with U.S. Trust NY, "U.S. Trust" or the "Investment Adviser"), subsidiaries of U.S. Trust Corporation and the investment advisers to the Companies, will continue to serve as investment advisers to the Companies after the Merger. U.S. Trust Company, N.A. ("U.S. Trust NA" or the "Sub-Adviser") will continue to serve as sub-adviser to the California Tax-Exempt Income Fund after the Merger. The Merger, however, represents a change in ownership of the parent corporation of U.S. Trust NY, U.S. Trust Co. and U.S. Trust NA and, as such, may have the effect under the Investment Company Act of 1940 (the "1940 Act") of terminating the existing advisory agreements between the Companies and U.S. Trust NY and U.S. Trust Co. and the sub-advisory agreement among U.S. Trust NY, U.S. Trust Co. and U.S. Trust NA (collectively, the "Existing Agreements") at the date of the consummation of the Merger.

          As a consequence of the Merger and in order to provide continuity of investment advisory services, each of the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of Excelsior Institutional Trust (together, the "Boards" and, individually, a "Board") has proposed for the approval of its respective shareholders new advisory agreements with U.S. Trust. The Board of Directors of Excelsior Tax-Exempt Funds, Inc. has also proposed for the approval of the shareholders of the California Tax-Exempt Income Fund a new sub-advisory agreement among U.S. Trust and U.S. Trust NA. Except as described below, the terms of the new investment advisory and sub-advisory agreements are substantially the same as those in the existing agreements. In addition, the advisory and sub-advisory fees provided for in the existing agreements will remain the same and not change in the new advisory and sub-advisory agreements. The election of Trustees of Excelsior Institutional Trust is also on the agenda for the Meeting for Excelsior Institutional Trust.

                       PROPOSAL 1:  ELECTION OF TRUSTEES
                        (EXCELSIOR INSTITUTIONAL TRUST)

          The first proposal to be considered at the Meeting of Excelsior Institutional Trust is the election of Trustees of Excelsior Institutional Trust.

          At the Meeting, shareholders of Excelsior Institutional Trust will be asked to consider the election of eight board members who will constitute the entire Board of Trustees of Excelsior Institutional Trust. Each Board member so elected will hold office until his successor is elected and qualifies, or until his term as a Trustee is terminated as provided in the Company's By-Laws. The persons named as proxies in the accompanying Proxy have been designated by the Company's Board and intend to vote for the nominees named below. All nominees are incumbent Trustees who are standing for re-election. All nominees, except Mr. Wonham, were most recently elected as Trustees of Excelsior Institutional Trust at a Special Meeting of Shareholders held on November 15, 1995. Mr. Wonham was elected Trustee of Excelsior Institutional Trust at a regular meeting of the Board of Trustees held on December 15, 1995.

          All shares represented by valid Proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. With respect to the Company, the eight nominees who receive the highest number of votes cast at the Meeting will be elected as Trustees. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees. The following table sets forth certain information about each of the nominees:


                              Trustee        Principal Occupation During
Name                    Age    Since      Past 5 Years and Other Affiliations
----                    ---    -----      -----------------------------------

Frederick S. Wonham/1/  68     12/95    Retired; Chairman of the Boards,
                                        President, Treasurer and Director of
                                        Excelsior Funds, Inc. and Excelsior Tax-
                                        Exempt Fund (since 1995); Chairman of
                                        the Board, President, Treasurer and
                                        Trustee of Excelsior Funds and Excelsior
                                        Institutional Trust (since 1995); Vice
                                        Chairman of U.S. Trust Corporation and
                                        U.S. Trust New York (from February 1990
                                        until September 1995); and Chairman,
                                        U.S. Trust Company (from March 1993 to
                                        May 1997).

Donald L. Campbell      73     11/95    Retired; Director of Excelsior Funds,
                                        Inc. and Excelsior Tax-Exempt Funds,
                                        Inc. (since 1984); Director of UST
                                        Master Variable Series, Inc. (from 1994
                                        to June 1997); Trustee of Excelsior
                                        Institutional Trust (since 1995); and
                                        Director, Royal Life Insurance Co. of
                                        New York (since 1991).

                              Trustee        Principal Occupation During
Name                    Age    Since      Past 5 Years and Other Affiliations
----                    ---    -----      -----------------------------------

Rodman L. Drake         56     6/94     Director of Excelsior Funds, Inc. and
                                        Excelsior Tax-Exempt Funds, Inc. (since
                                        1996); Trustee of Excelsior
                                        Institutional Trust and Excelsior Funds
                                        (since 1994); Director, Parsons
                                        Brinkerhoff, Inc. (engineering firm)
                                        (since 1995); President, Continuation
                                        Investments Group, Inc. (since 1997);
                                        President, Mandrake Group (investment
                                        and consulting firm) (1994-1997);
                                        Chairman, MetroCashcard International,
                                        Inc. (since 1999); Director,
                                        Hotelvision, Inc. (since 1999);
                                        Director, Alliance Group Services, Inc.
                                        (since 1998); Director, Hyperion Total
                                        Return Fund, Inc. and three other funds
                                        for which Hyperion Capital Management,
                                        Inc. serves as investment adviser (since
                                        1991); Co-Chairman, KMR Power
                                        Corporation (power plants) (from 1993 to
                                        1996); Director, The Latin America
                                        Smaller Companies Fund, Inc. (from 1993
                                        to 1998); Member of Advisory Board,
                                        Argentina Private Equity Fund L.P. (from
                                        1992 to 1996) and Garantia L.P. (Brazil)
                                        (from 1993 to 1996); and Director,
                                        Mueller Industries, Inc. (from 1992 to
                                        1994).

Joseph H. Dugan         74     11/95    Retired; Director of Excelsior Funds,
                                        Inc. and Excelsior Tax-Exempt Funds,
                                        Inc. (since 1984); Director of UST
                                        Master Variable Series, Inc. (from 1994
                                        to June 1997); and Trustee of Excelsior
                                        Institutional Trust (since 1995).

Wolfe J. Frankl         79     11/95    Retired; Director of Excelsior Funds,
                                        Inc. and Excelsior Tax-Exempt Funds,
                                        Inc. (since 1986); Director of UST
                                        Master Variable Series, Inc. (from 1994
                                        to June 1997); Trustee of Excelsior
                                        Institutional Trust (since 1995);
                                        Director, Deutsche Bank Financial, Inc.
                                        (since 1989); Director, The Harbus
                                        Corporation (since 1951); and Trustee,
                                        HSBC Funds Trust and HSBC Mutual Funds
                                        Trust (since 1988).

Jonathan Piel           60     6/94     Director of Excelsior Funds, Inc. and
                                        Excelsior Tax-Exempt Funds, Inc. (since
                                        1996); Trustee of Excelsior
                                        Institutional Trust and Excelsior Funds
                                        (since 1994); Vice President and Editor,
                                        Scientific American, Inc. (from 1986 to
                                        1994); Director, Group for The South
                                        Fork, Bridgehampton, New York (since
                                        1993); and Member, Advisory Committee,
                                        Knight Journalism Fellowships,
                                        Massachusetts Institute of Technology
                                        (since 1984).

Robert A. Robinson      73     11/95    Director of Excelsior Funds, Inc. and
                                        Excelsior Tax-Exempt Funds, Inc. (since
                                        1987); Director of UST Master Variable
                                        Series, Inc. (from 1994 to June 1997);
                                        Trustee of Excelsior Institutional Trust
                                        (since 1995); President Emeritus, The
                                        Church Pension Fund and its affiliated
                                        companies (since 1966); Trustee, H.B.
                                        and F.H. Bugher Foundation and Director
                                        of its wholly owned subsidiaries --
                                        Rosiclear Lead and Flourspar Mining Co.
                                        and The Pigmy Corporation (since 1984);
                                        Director, Morehouse Publishing Co.
                                        (1974-1998); Trustee, HSBC Funds Trust
                                        and HSBC Mutual Funds Trust (since
                                        1982); and Director, Infinity Funds,
                                        Inc. (since 1995).

                              Trustee        Principal Occupation During
Name                    Age    Since      Past 5 Years and Other Affiliations
----                    ---    -----      -----------------------------------

Alfred C.Tannachion/2/  73    11/95     Retired; Director of Excelsior Funds,
                                        Inc. and Excelsior Tax-Exempt Funds,
                                        Inc. (1985 to 1995); Chairman of the
                                        Board of Excelsior Funds, Inc. and
                                        Excelsior Tax-Exempt Funds, Inc. (1991-
                                        1997) and Excelsior Institutional Trust
                                        (1996-1997); President and Treasurer of
                                        Excelsior Funds, Inc. and Excelsior Tax-
                                        Exempt Funds, Inc. (1994-1997) and
                                        Excelsior Institutional Trust (1996-
                                        1997); Chairman of the Board, President
                                        and Treasurer of UST Master Variable
                                        Series, Inc. (1994-1997); and Trustee of
                                        Excelsior Institutional Trust (since
                                        1995).

___________________
/1/ This Trustee is considered to be an "interested person" of the Company as defined in the 1940 Act. As of December 31, 1999, Mr. Wonham owned 52,997 shares of U.S. Trust Corporation common stock; owned 95,242 "phantom shares" in U.S. Trust Corporation's Deferred Income Account; possessed voting control of an additional 3,435 shares of U.S. Trust Corporation; and owned 33,675 shares of Chase Manhattan Corporation common stock.

/2/ This Trustee is considered to be an "interested person" of the Company as defined in the 1940 Act. As of December 3, 1999, Mr. Tannachion owned 1,414 shares of Chase Manhattan Corporation and 2,000 shares of U.S. Trust Corporation.

          In the fiscal year of the Company ended March 31, 1999, the Trustees met four times. Each of the current Trustees attended all of the meetings of the Board.

          The Board of Excelsior Institutional Trust has a Nominating Committee consisting of Messrs. Drake, Piel and Robinson. The Nominating Committee is responsible for considering candidates for election to the Board of the Company in the event a position is vacated or created. The Nominating Committee of the Company was constituted in March 2000 and, therefore, did not meet during the fiscal year ended March 31, 1999. The Nominating Committee will consider nominees recommended by the Company's shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

          Excelsior Institutional Trust does not have audit or compensation committees.

          Each Trustee of Excelsior Institutional Trust receives an annual fee of $4,000 plus a meeting fee of $250 for each meeting attended and is reimbursed for expenses incurred in connection with service as a Trustee. Each Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. receives an annual fee of $9,000 per Company plus a per Company meeting fee of $1,500 for each meeting attended and is reimbursed for expenses for attending meetings. The Chairman of the Boards of each of the Companies receives an additional $5,000 per annum with respect to each Company for services in this capacity. The members of the Nominating Committee each receive $2,000 per Company for services with respect to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and $1,000 per annum with respect to Excelsior Institutional Trust.

          As of March 6, 2000 the Board members and officers of Excelsior Institutional Trust as a group owned beneficially less than 1% of the outstanding shares of each Fund of each

Company, and less than 1% of the outstanding shares of all Funds of the Company in the aggregate.

          The following chart provides certain information about the fees received by the Company's Trustees in the fiscal year ended March 31, 1999.

                                                                                       Total Compensation
                                       Aggregate           Pension or Retirement       from the Companies
                                   Compensation from        Benefits Accrued as         and Fund Complex*
Name of                                 Excelsior                  Part of                   Paid to
Person/Position                    Institutional Trust         Fund Expenses            Directors/Trustees
---------------                    -------------------         -------------            ------------------
Donald L. Campbell                       $4,750                     None                      $33,250(3)**
Director/Trustee

Rodman L. Drake                          $5,000                     None                      $41,250(4)**
Director/Trustee

Joseph H. Dugan                          $5,000                     None                      $36,500(3)**
Director/Trustee

Wolfe J. Frankl                          $5,000                     None                      $36,500(3)**
Director/Trustee

W. Wallace                               $3,500                     None                      $28,000(4)**
McDowell, Jr.***
Director/Trustee

Jonathan Piel                            $5,000                     None                      $41,500(4)**
Director/Trustee

Robert A. Robinson                       $5,000                     None                      $36,500(3)**
Director/Trustee

Alfred C. Tannachion                     $5,000                     None                      $36,500(3)**
Director/Trustee

                                                                                       Total Compensation
                                       Aggregate           Pension or Retirement       from the Companies
                                   Compensation from        Benefits Accrued as         and Fund Complex*
Name of                                 Excelsior                  Part of                   Paid to
Person/Position                    Institutional Trust         Fund Expenses            Directors/Trustees
---------------                    -------------------         -------------            ------------------
Frederick S. Wonham                      $5,000                     None                     $51,500(4)**
Chairman of the
Boards,
President and
Treasurer

----------------------

* The "Fund Complex" consists of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds and Excelsior Institutional Trust. As of December 16, 1999, the sole portfolio of Excelsior Funds, the Institutional Money Fund, was merged into Excelsior Funds, Inc.'s Money Fund. Excelsior Funds, which is a Delaware business trust, has ceased operations and is in the process of being deregistered as an investment company.
** Number of investment companies in the Fund Complex for which each individual served as Director or Trustee.
***  Mr. McDowell resigned from the Companies on May 21, 1999.

PROPOSAL 2:  APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

        (WITH RESPECT TO THE INVESTMENT ADVISORY AGREEMENT, ALL FUNDS)
 (WITH RESPECT TO THE SUB-ADVISORY AGREEMENT, THE CALIFORNIA TAX-EXEMPT INCOME
                                  FUND ONLY)


          At the Meetings, shareholders of each of the Funds will be asked to vote on the approval of a new investment advisory agreement for their respective Fund or Funds (such agreements, collectively, the "New Advisory Agreements") and shareholders of the California Tax-Exempt Income Fund will also be asked to vote on the approval of a new sub-advisory agreement for such Fund (such agreement, the "New Sub-Advisory Agreement," and together with the New Advisory Agreements, collectively, the "New Agreements"). The principal terms of the New Agreements are summarized below.

          A copy of each of the New Advisory Agreements is attached to this Proxy Statement as an Appendix. The following chart indicates the relevant Appendix for each Fund.

FUND                                                                         APPENDIX
----                                                                         --------
EXCELSIOR FUNDS, INC.
International Fund, Latin America Fund, Pacific Asia Fund,                           A
 Pan European Fund and Emerging Markets Fund.............................

Money Fund, Government Money Fund, Blended Equity Fund, Small Cap Fund,
Energy and Natural Resources Fund, Value and Restructuring Fund,
Treasury Money Fund, Managed Income Fund, Short-Term Government
Securities Fund, Intermediate-Term Managed Income Fund, Real Estate
Fund and Large Cap Growth Fund...........................................            B

EXCELSIOR TAX-EXEMPT FUNDS, INC.
Tax-Exempt Money Fund, Intermediate-Term Tax-Exempt Fund, Long-Term
Tax-Exempt Fund, New York Tax-Exempt Money Fund, New York
Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Fund and
California Tax-Exempt Income Fund........................................            C

EXCELSIOR INSTITUTIONAL TRUST
Equity Fund, Income Fund, Total Return Bond Fund, Value Equity Fund and
Optimum Growth Fund......................................................            D

International Equity Fund................................................            E

          A copy of the New Sub-Advisory Agreement is attached to this Proxy Statement as Appendix F. The description of the New Advisory and Sub-Advisory Agreements that follows is qualified in its entirety by reference to Appendices A through F.

          U.S. Trust NY and U.S. Trust Co. are the investment advisers of the Funds, and U.S. Trust NA is the sub-investment adviser of the California Tax-Exempt Income Fund. U.S. Trust Corporation is the parent corporation of U.S. Trust NY, U.S. Trust Co. and U.S. Trust NA.

          Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is the nation's fourth largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets through 340 branch offices, four regional customer telephone service centers and automated telephonic and online channels. Approximately 30% of Schwab's customer assets and approximately 13% of its customer accounts are managed by the 5,800 independent, fee-based investment advisors served by Schwab's institutional investor segment.

          The Merger is subject to Federal Reserve Board and other regulatory approvals and to approval by U.S. Trust Corporation's shareholders. The transaction is expected to close by July 2000.

          As required by the 1940 Act, the existing investment advisory agreements between each Company and U.S. Trust (each such agreement, an "Existing Advisory Agreement") and the existing sub-advisory agreement between U.S. Trust NA and U.S. Trust (the "Existing Sub-Advisory Agreement," and together with the Existing Advisory Agreements, the "Existing Agreements") provide for their automatic termination upon "assignment." Consummation of the Merger may be deemed to be an assignment (as defined in the 1940 Act) of the Existing Agreements resulting in the termination of the Existing Agreements in accordance with their terms. In anticipation of the consummation of the Merger, and to provide continuity in investment advisory services, the Board of Directors and Trustees, as the case may be, of each of the Companies, including, in each case, a majority of the Board members who are not "interested persons" (as defined in the 1940 Act), at concurrent meetings held on March 3, 2000, approved and directed that there be submitted to the shareholders of each Fund, for approval, new investment advisory agreements between such Company and U.S. Trust. In addition, the Board of Directors of Excelsior Tax-Exempt Funds, Inc., including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act), at a meeting held on March 3, 2000, approved and directed that there be submitted to the shareholders of the California Tax-Exempt Income Fund, for approval, a new sub-advisory agreement between U.S. Trust and U.S. Trust NA.

          If the Merger is not completed but the proposed advisory agreements (and sub-advisory agreement with respect to the California Tax-Exempt Income
Fund) are approved by the shareholders, U.S. Trust will operate under the New Advisory Agreements and U.S. Trust and U.S. Trust NA will operate under the New Sub-Advisory Agreement with respect to the California Tax-Exempt Income Fund.
If the Merger is not completed, the New Agreements would become effective upon termination of the definitive merger agreement. In the event the proposed advisory agreement with respect to any Fund (or sub-advisory agreement with respect to the California Tax-Exempt Income Fund) is not approved by shareholders of such Fund and the Merger is completed, the Board of such Company will promptly seek to enter into new advisory arrangements for such Fund, subject to any required approval by the shareholders of such Fund. If the New Agreements are not approved and the Merger is not completed, the Companies will continue to operate under the Existing Agreements.

Compliance With Section 15(f) Of The 1940 Act

          Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. Second, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser within the meaning of the 1940 Act.

          With respect to the first condition, the term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No Company is aware of any such compensation arrangements insofar as any of their respective Funds is concerned.

          With respect to the second condition, two of the Directors/Trustees are currently interested persons of U.S. Trust Corporation and will become interested persons of Schwab upon consummation of the Merger. Since at least 75% of the Directors/Trustees will not be interested persons of Schwab upon consummation of the Merger, each of the Companies expects to comply with this condition of Section 15(f).

Description Of The Existing And New Agreements

 The Existing Advisory Agreements were last approved by shareholders as follows:


Fund                                               Agreement          Approved*
----                                               ---------          --------
Excelsior Funds, Inc.

Money Fund.......................................  May 16, 1997       July 29, 1988/1/
Government Money Fund............................  May 16, 1997       July 29, 1988/1/
Blended Equity Fund..............................  May 16, 1997       July 29, 1988/1/
Small Cap Fund...................................  May 16, 1997       December 29, 1992/2/
Energy and Natural Resources Fund................  May 16, 1997       December 29, 1992/2/
Value and Restructuring Fund.....................  May 16, 1997       December 29, 1992/2/
Latin America Fund...............................  May 16, 1997       December 29, 1992/2/
Pacific/Asia Fund................................  May 16, 1997       December 29, 1992/2/
Pan European Fund................................  May 16, 1997       December 29, 1992/2/
Short-Term Government Securities Fund............  May 16, 1997       December 29, 1992/2/
Intermediate-Term Managed Income Fund............  May 16, 1997       December 29, 1992/2/

Large Cap Growth Fund............................  Amendment No. 1
Real Estate Fund.................................  July 25, 1997      September 25, 1997/2/

Fund                                               Agreement            Approved*
----                                               ---------            --------
Emerging Markets Fund............................  Amendment No. 2
                                                   November 14, 1997    December 30, 1997/2/

Managed Income Fund..............................  May 16, 1997         July 29, 1988/1/

International Fund...............................  May 16, 1997         July 29, 1988/1/

Treasury Money Fund..............................  May 16, 1997         November 20, 1991/1/

Excelsior Tax-Exempt Funds, Inc.

Tax-Exempt Money Fund............................  May 16, 1997         November 20, 1991/1/
Intermediate-Term Tax-Exempt Fund................  May 16, 1997         November 20, 1991/1/
Long-Term Tax-Exempt Fund........................  May 16, 1997         November 20, 1991/1/

New York Intermediate-Term Tax-Exempt Fund.......  May 16, 1997         November 20, 1991/1/
Short-Term Tax-Exempt Securities Fund............  May 16, 1997         December 29, 1992/2/
California Tax-Exempt Income Fund................  May 16, 1997         September 25, 1996/2/

New York Tax-Exempt Money Fund...................  Amendment No. 1
                                                   July 31, 1998        August 3, 1998/2/

Excelsior Institutional Trust

Equity Fund......................................  May 16, 1997         November 15, 1995/3/
Income Fund......................................  May 16, 1997         November 15, 1995/3/
Total Return Bond Fund...........................  May 16, 1997         November 15, 1995/3/
Value Equity Fund................................  May 16, 1997         May 1, 1996/2/
Optimum Growth Fund..............................  May 16, 1997         May 1, 1996/2/

International Equity Fund........................  December 28, 1998    December 28, 1998/4/

   The Existing Sub-Advisory Agreement was last approved by shareholders as follows:

California Tax-Exempt Income Fund................  May 16, 1997         September 25, 1996/2/

______________________

* The Existing Agreements were approved by the relevant Company's Board as of the dates indicated in the column captioned "Agreement." The Existing Agreements were entered into as a result of a restructuring of U.S. Trust that did not involve a change of control of the entity; consequently shareholder approval of the Existing Agreements was not required by the 1940 Act. The dates in the column captioned "Approved" represent the dates of the shareholder approval of the investment advisory and sub-advisory agreement (the "Previous Agreements") that pre-dated the Existing Agreements. The Previous Agreements were substantially similar to the Existing Agreements.

/1/ These Agreements were submitted to shareholders for purposes of approval of amendments in connection with certain undertakings of the investment adviser.
/2/  Consent of Sole Shareholder (initial approval).
/3/ These Agreements were submitted to shareholders in connection with the withdrawal of the Funds from a master-feeder structure.
/4/ This Agreement was submitted to shareholders for purposes of approving U.S. Trust as investment adviser to the Fund.

          Terms and Conditions. As previously noted, the terms and conditions of each of the New Advisory Agreements are substantially the same as those of its corresponding Existing Advisory Agreement and the terms and conditions of the New Sub-Advisory Agreement are substantially the same as those of the Existing Sub-Advisory Agreement, except that:

     . each New Advisory Agreement and the New Sub-Advisory Agreement will be dated as of the date of the Merger if the Merger is completed, or upon termination of the definitive merger agreement if the Merger is not completed;

     . each New Advisory Agreement and Sub-Advisory Agreement provides that each of U.S. Trust and U.S. Trust NA, as the case may be, could provide advisory services through its own employees or the employees of an affiliated company as long as such employees function as part of an organized group of persons, the use of such employees does not result in a change of actual control or management of the Investment Adviser or Sub-Adviser, as the case may be under the 1940 Act, and the use of such employees has been approved by the Board of the relevant Company;

     . each New Advisory and Sub-Advisory Agreement provides that an affiliate may assume the obligations of U.S. Trust and U.S. Trust NA, as the case may be, under the New Advisory or Sub-Advisory Agreement, as the case may be, so long as:

          . the affiliate is qualified to act as an investment adviser to the relevant Company under applicable law;

          . the assumption will not result in a change of actual control or management of U.S. Trust or U.S. Trust NA, as the case may be, under the 1940 Act; and

          . the assumption of U.S. Trust's and U.S. Trust NA's obligations has been approved by the Board of the relevant Company.

     . the New Advisory Agreement for each of the Latin America Fund, Pacific Asia Fund, Pan European Fund and Emerging Markets Fund of Excelsior Funds, Inc. provide that U.S. Trust may appoint a sub-adviser to perform the Investment Adviser's obligations, subject to certain restrictions.

     . the New Advisory Agreement for each Fund provide that they may be amended by a vote of the Board of each Company if the amendment does not require shareholder approval under the 1940 Act. The Existing Agreements for Excelsior Institutional Trust already have this provision.

          Unless a difference is specifically discussed above the terms of the New Agreements are substantially the same as those in the Existing Agreements and there are no other material differences. The advisory fees provided for in the Existing Agreements will remain the same and not change in the New Agreements.

          Each Existing and New Advisory Agreement with respect to the Funds of Excelsior Funds, Inc. (other than the International Fund) and Excelsior Tax-Exempt Funds, Inc., provides that, subject to the supervision of the Board of Directors of such Company, U.S. Trust will, among other things, (1) provide a continuous investment program for the Funds that are the subject of the agreement, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds that are the subject of such agreement; (2) determine from time to time what securities and other investments will be purchased, retained or sold by the Funds that are the subject of the agreement; (3) provide the services rendered by it in accordance with the investment objectives and policies as stated in the prospectus of the Funds that are the subject of the agreement; (4) place orders pursuant to its investment determinations for the Funds that are the subject of the agreement either directly with the issuer or with any broker or dealer selected by it; (5) maintain books and records with respect to the securities transactions relating to the Funds that are the subject of the agreement; and (6) render to such Company's Board of Directors such periodic and special reports as the Board may request.

          The Existing and New Advisory Agreement between U.S. Trust and Excelsior Funds, Inc. with respect to the International Fund, and the New Advisory Agreement with respect to the Latin America Fund, Pacific Asia Fund, Pan European Fund and Emerging Markets Fund permits the appointment of a sub-adviser to the Funds and provides that U.S. Trust will, among other things, (1) subject to the supervision of the Board of Directors of the Company, provide continuous investment advisory assistance and portfolio management advice for the Funds in accordance with the Funds' investment objectives and policies as stated in the prospectus; (2) advise the sub-adviser with respect to U.S. economic factors and trends; (3) assist and consult with the sub-adviser in connection with the Funds' continuous investment program; (4) approve lists of foreign countries recommended by the sub-adviser for investments of the Funds;
(5) place orders with respect to purchases and sales of the securities of U.S. issuers as described in the prospectus of the Funds; (6) manage, in cooperation with the sub-adviser, the Funds' short-term cash balance positions denominated in U.S. dollars to preserve required liquidity of the Funds' assets (including placing of orders for U.S. money market instruments); (7) monitor the sub-adviser's investment procedures; and (8) periodically review, evaluate and report to the Company's Board of Directors with respect to the performance of the sub-adviser under the sub-advisory agreement. Under the Agreement, U.S. Trust must remain fully responsible for the provision of the sub-adviser's services. The New Advisory Agreement for the International Fund of Excelsior Institutional Trust contains identical provisions to those discussed above.

          Each Existing and New Advisory Agreement with respect to the Value Equity Fund, Optimum Growth Fund, Equity Fund, Income Fund and Total Return Bond Fund of Excelsior Institutional Trust provides that, subject to the general supervision of the Company's Board of Trustees, U.S. Trust will, among other things, (1) prepare (or otherwise obtain) and evaluate on both a macroeconomic and microeconomic level any pertinent research, statistical, financial and economic data, and other information necessary or appropriate for the performance of its duties under such agreement; (2) formulate and continuously review, supervise, and administer an investment program for the Funds that are the subject of such agreement; (3) determine the securities to be purchased by the Funds that are the subject of such agreement, and continuously monitor such securities and the issuers thereof to determine whether and when to sell, exchange, or take any other action concerning such securities; (4) determine whether and how to exercise warrants, voting rights, or other rights with respect to the securities of the Funds that are the subject of such agreement; (5) provide valuations with respect to the securities held by the Funds that are the subject of such agreement (if so requested by the Board); (6) render regular reports to the Company's officers and the Company's Board concerning the investment performance of the Funds that are the subject of such agreement, the discharge by U.S. Trust of its responsibilities under such agreement, and any other subject that the Company's officers or Board reasonably may request; and (7) assist the Company's officers in connection with the operation of the Company and perform any further acts that may be necessary to effectuate the purposes of such agreement.

          The Existing and New Advisory Agreements with respect to the Value Equity Fund, Optimum Growth Fund, Equity Fund, Income Fund and Total Return Bond Fund of Excelsior Institutional Trust also authorizes U.S. Trust to employ one or more sub-advisers to perform any or all of the advisory services described above under the supervision of U.S. Trust.

          Pursuant to the Existing and New Sub-Advisory Agreement, U.S. Trust will employ U.S. Trust NA with respect to the California Tax-Exempt Income Fund. Under such Existing and New Sub-Advisory Agreement, U.S. Trust NA will (1) subject to the supervision of the Board of Directors of Excelsior Tax-Exempt Funds, Inc. and the oversight of U.S. Trust, provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments of the Fund; (2) determine, subject to U.S. Trust's approval, what securities and other investments will be purchased, retained or sold by the Fund, including, with the assistance of U.S. Trust if required, the Fund's investments in futures; (3) provide the services rendered by it in accordance with the Fund's investment objectives and policies as stated in the Fund's prospectus; (4) manage the Fund's overall cash positions; (5) place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer selected by it; (6) maintain books and records with respect to the securities and other investment transactions entered into pursuant to the agreement; and (7) render to U.S. Trust and the Board of Directors of Excelsior Tax-Exempt Funds, Inc. such periodic and special reports as they may request. In exchange for the services provided by U.S. Trust NA under the Existing and New Sub-Advisory Agreement, U.S. Trust will pay U.S. Trust NA a fee out of the investment advisory fee U.S. Trust receives from the California Tax-Exempt Income Fund.

          Each Existing and New Advisory Agreement provides that U.S. Trust will furnish at its own expense all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under such Existing and New Advisory Agreement. U.S. Trust will also pay the salaries and fees of all personnel of the Company or U.S. Trust performing services related to U.S. Trust's duties under each such Existing and New Advisory Agreement. The Existing and New Sub-Advisory Agreement provides that U.S. Trust will pay all expenses incurred by U.S. Trust NA in connection with the activities of U.S. Trust NA under the Existing and New Sub-Advisory Agreement, other than the costs of securities, commodities and other investments purchased for the California Tax-Exempt Income Fund.

          Each Existing and New Advisory Agreement also provides that U.S. Trust may place orders for portfolio securities either directly with the issuer or with any broker or dealer selected by U.S. Trust. The Existing and New Sub-Advisory Agreement makes similar provision with respect to U.S. Trust NA in relation to the California Tax-Exempt Income Fund. In placing orders with brokers and/or dealers under such Agreements, U.S. Trust and U.S. Trust NA are obligated to use their best efforts to obtain the best net price and most favorable execution of their orders, after taking into account all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, U.S. Trust and U.S. Trust NA may, to the extent permitted by law, purchase and sell portfolio securities from and to brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Company and/or other accounts over which U.S. Trust or U.S. Trust NA, as the case may be, exercises investment discretion. U.S. Trust and U.S. Trust NA are each authorized under the respective agreements to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of the commission another broker would have charged for effecting that transaction, if U.S. Trust or U.S. Trust NA, as the case may be, determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of U.S. Trust or U.S. Trust NA, as the case may be, with respect to the accounts as to which it exercises investment discretion.

          Under the Existing and New Advisory Agreements between U.S. Trust and Excelsior Institutional Trust, U.S. Trust may execute transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Company are "reasonable and fair" compared to commissions received by other brokers having comparable execution capability and provided that the transactions are effected pursuant to procedures established by the Board of the relevant Company. In each case, an affiliated broker may transmit, clear and settle transactions for the Company that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions.

          In addition, the Board of Trustees, in its discretion, may instruct U.S. Trust to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if the Board of Trustees determines that the use of such brokers and/or dealers is in the best interest of the Company. The New Advisory Agreements with respect to the Funds of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. prohibit U.S. Trust from purchasing or selling portfolio securities to itself, the Fund's principal underwriter, and, in the case of the International Fund, the sub-adviser, or any affiliated person of any of the foregoing, except as permitted by the Securities and Exchange Commission.

          Under the Existing and New Advisory Agreements between U.S. Trust and Excelsior Institutional Trust, when U.S. Trust deems the purchase or sale of a security to be in the best interest of the Company as well as other customers, U.S. Trust may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions. Under such agreements, U.S. Trust may also purchase or sell a particular security for one or more customers in different amounts. Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by U.S. Trust in a manner that such entity believes is equitable and consistent with applicable law and regulations and with its fiduciary obligations to the Company and to such other customers.

          The Existing and New Advisory Agreement between U.S. Trust and Excelsior Institutional Trust requires U.S. Trust to give the Company the benefit of its best judgment and efforts in rendering services to the Company. Under all of the Existing and New Agreements, neither U.S. Trust nor, with respect to the Existing and New Sub-Advisory Agreement, U.S. Trust NA will be liable to the Company or to any shareholder of any of the Company's Funds, for any act or omission in the course of, or connected with, rendering services under such agreement or for any losses that may be sustained in the purchase, holding or sale of any security, in each case, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under such Existing and New Agreement. The liability of U.S. Trust under each New Advisory Agreement will be joint, but not several.

          Effective Date of New Agreements. If approved by a majority of the outstanding shares (as defined below) of each Company's Funds and the Merger is completed, each New Advisory Agreement and the New Sub-Advisory Agreement will become effective at the time of the consummation of the Merger, and will continue in effect until July 31, 2001 (unless terminated sooner). If each New Advisory and Sub-Advisory Agreement are approved by a majority of each Fund's outstanding shares, but the Merger is not completed, the New Advisory and Sub-Advisory Agreements will be dated as of the date of termination of the definitive merger agreement. Thereafter, if not terminated, each such New Agreement will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board who are not parties to such New Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, and either: (i) the vote of a majority of the outstanding shares of the Company's Funds; or (ii) the vote of a majority of the full Board of the Company.

          Termination. Each Existing and New Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, either by:
(i) the Company, by action of the Board or by the vote of a majority of the Fund's outstanding shares, on 60 days' written notice to U.S. Trust; or (ii) U.S. Trust, on 90 days' written notice to the relevant Company. The Existing and New Sub-Advisory Agreements provides that they may be terminated at any time, without the payment of any penalty, either by: (i) U.S. Trust or Excelsior Tax-Exempt Funds, Inc. (by action of the Board or by the vote of a majority of the outstanding shares of the California Tax-Exempt Income Fund), on 60 days' written notice to U.S. Trust NA; or (ii) U.S. Trust NA, on 90 days' written notice to both Excelsior Tax-Exempt Funds, Inc. and U.S. Trust. The Existing and New Sub-Advisory Agreements also provide that they will terminate automatically upon the termination of the investment advisory agreement between U.S. Trust and Excelsior Tax-Exempt Funds, Inc., with respect to the California Tax-Exempt Income Fund. Each Existing and New Advisory and Sub-Advisory Agreement provide that they will terminate upon an "assignment," as defined in the 1940 Act.

          Fees. For the services provided and the expenses assumed pursuant to the Existing and New Agreements for Excelsior Funds, Inc., U.S. Trust is entitled to a fee, computed daily and payable monthly, at the following annual rates: 0.25% of the average daily net assets of each of the Money Fund and the Government Money Fund; 0.30% of the average daily net assets of each of the Treasury Money Fund and the Short-Term Government Securities Fund; 0.35% of the average daily net assets of the Intermediate-Term Managed Income Fund; 0.60% of the average daily net assets of each of the Small Cap Fund, the Energy and Natural Resources Fund and the Value and Restructuring Fund; 0.75% of the average daily net assets of each of the Blended Equity Fund, Managed Income Fund and Large Cap Growth Fund; 1.00% of the average daily net assets of each of the International Fund, Latin America Fund, Pacific/Asia Fund, Pan European Fund and Real Estate Fund; and 1.25% of the average daily net assets of the Emerging Markets Fund.

          For the services provided and the expenses assumed pursuant to the Existing and New Agreements for Excelsior Tax-Exempt Funds, Inc., U.S. Trust is entitled to a fee, computed daily and payable monthly, at the following annual rates: 0.25% of the average daily net assets of the Tax-Exempt Money Fund; 0.30% of the average daily net assets of the Short-Term Tax-Exempt Securities Fund; 0.35% of the average daily net assets of the Intermediate-Term Tax-Exempt Fund; 0.50% of the average daily net assets of each of the Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, California Tax-Exempt Income Fund and the New York Tax-Exempt Money Fund.

          For the services provided and the expenses assumed pursuant to the Existing and New Agreements for Excelsior Institutional Trust, U.S. Trust is entitled to a fee, computed daily and payable monthly, at the following annual rates: 0.65% of the average daily net assets of each of the Equity Fund, Value Equity Fund, Optimum Growth Fund, Income Fund and Total Return Bond Fund and 1.00% of the average daily net assets of the International Equity Fund.

          For the fiscal year or period ended March 31, 1999, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Trust paid U.S. Trust net advisory fees and U.S. Trust voluntarily waived advisory fees in the following amounts:

                                                         Total
                                                       Advisory        Total Fee
                        Funds                          Fee Paid         Waived
                        -----                          --------         ------
Excelsior Funds, Inc.

Blended Equity.......................................  $4,320,430      $360,040

Large Cap Growth Fund................................  $  803,946      $ 44,157

Small Cap Fund.......................................  $  241,815      $ 51,882

Value and Restructuring Fund.........................  $2,624,874      $639,405

Energy and Natural Resources Fund....................  $  219,983      $ 41,522

Real Estate Fund.....................................  $  295,825      $ 86,406

International Fund...................................  $1,935,661      $203,778

Latin America Fund...................................  $  374,039      $ 40,751

Pacific/Asia Fund....................................  $  255,375      $ 26,291

Pan European Fund....................................  $1,868,811      $142,822

Emerging Markets Fund................................  $   26,108      $ 48,466

Intermediate-Term Managed Income Fund................  $  317,118      $ 74,201

Short-Term Government Securities Fund................  $   98,059      $ 40,855

Managed Income Fund..................................  $1,287,808      $272,533

                                                         Total
                                                       Advisory        Total Fee
                        Funds                          Fee Paid         Waived
                        -----                          --------         ------
Money Fund...........................................  $1,475,748      $358,360

Government Money Fund................................  $1,381,779      $184,188

Treasury Money Fund..................................  $1,403,045      $151,843


Excelsior Tax-Exempt Funds, Inc.

Tax-Exempt Money Fund................................  $2,696,982      $827,107

New York Tax-Exempt Money Fund.......................  $  277,593      $532,521

Long-Term Tax-Exempt Fund............................  $  690,785      $150,919

Intermediate-Term Tax-Exempt Fund....................  $  844,392      $186,350

Short-Term Tax-Exempt Securities Fund................  $   92,164      $ 28,715

New York Intermediate-Term Tax-Exempt Fund...........  $  696,284      $ 33,685

California Tax-Exempt Income Fund....................         -0-      $240,924


Excelsior Institutional Trust

Value Equity Fund....................................  $  135,038      $ 91,255

Optimum Growth Fund..................................  $  304,737      $155,809

Equity Fund..........................................  $  684,933      $298,579

Income Fund..........................................  $  150,590      $262,853

Total Return Bond Fund...............................  $  530,461      $781,974

International Equity Fund............................  $  135,769      $ 84,911

Evaluation By The Boards Of The Companies.

          The New Advisory Agreements relating to each Company's Funds were unanimously approved by the Board of each such Company and by a majority of those members of each such Board who were not "interested persons" (as that term is defined in the 1940 Act) of any party to such Company's New

Advisory Agreement at the concurrent meetings held on March 3, 2000. Each Board considered the Merger, that the New Advisory Agreements for the Company are substantially the same as the Company's Existing Advisory Agreements (except as noted above) and that the contractual advisory fee rate payable by each Fund under the New Advisory Agreement for the Company would be identical to that payable under the Company's Existing Advisory Agreements. Each Board also considered the benefits that U.S. Trust may derive from the New Advisory Agreements, including but not limited to soft dollar arrangements. With respect to the provisions of the New Agreements regarding use of employees and affiliates of U.S. Trust, each Board considered that such provisions would allow U.S. Trust to use the best talent within its organization to operate the Funds. The Board of Excelsior Funds, Inc. also considered that the provision permitting U.S. Trust to appoint a sub-adviser for the Latin America Fund, Pacific/Asia Fund, Pan European Fund and Emerging Markets Fund would enable U.S. Trust to appoint a third party to manage those Funds if it thought it was in the Funds' best interest to do so and the appointment received Board approval. Finally, the Boards of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. considered that the provision permitting the Boards of such Companies to approve an amendment to the New Agreements unless shareholder approval was required under the 1940 Act was permitted by current law and would provide the Companies' with the flexibility to make non-material changes to the agreements without the expense of a shareholder vote. Based on its evaluation, each Board concluded that approval of the New Advisory Agreements relating to such Company's Funds would be in the best interests of the Company and its shareholders.

     The Board of Directors of Excelsior Tax-Exempt Funds, Inc. also undertook similar consideration with respect to the New Sub-Advisory Agreement. Based on its evaluation, the Board of Excelsior Tax-Exempt Funds, Inc., concluded that approval of the New Sub-Advisory Agreement would be in the best interests of the Company and its shareholders.

          Information About the Proposed Co-Investment Advisers. U.S. Trust NY, which has its principal offices at 114 West 47/th/ Street, New York, New York 10036, is a New York State-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Co., which has its principal offices at 225 High Ridge Road, East Building, Stamford, Connecticut 06905, is an FDIC-insured Connecticut state bank and trust company. U.S. Trust NY and U.S. Trust Co. serve as co-investment advisers to the Companies under the Existing Advisory Agreements and are wholly owned subsidiaries of the U.S. Trust Corporation, a registered bank holding company, which has its principal offices at 114 West 47/th/ Street, New York, New York 10036. U.S. Trust provides wealth management, fiduciary and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management and consulting, trust and estate services, financial and estate planning, corporate trust and agency services, custodial services and personal and corporate banking. On December 31, 1999, U.S. Trust had approximately $55.0 billion in aggregate assets under management.

          The principal executive officers and directors of U.S. Trust NY and their principal occupations as of December 31, 1999 are set forth in Annex I hereto.

          The principal executive officers and directors of U.S. Trust Co. and their principal occupations as of December 31, 1999 are set forth in Annex II hereto.

          U.S. Trust currently serves as investment adviser to the following registered investment company portfolios, which have investment objectives similar to the Funds. These portfolios, their approximate net assets (as of October 31, 1999, except for Excelsior Income Shares, Inc. for which assets are given as of December 31, 1999), and the annual advisory fees payable by these portfolios to U.S. Trust and fees waived by U.S. Trust are as follows:

                                                                           Annual Net           Advisory Fees Waived/
Name of Investment Company                   Approximate Net Assets        Advisory Fees        Expenses Reimbursed
--------------------------                   ----------------------        -------------        -------------------
UST Private Equity Investors Fund II, Inc.        $ 40,295,269              $  321,323               $146,907
Excelsior Private Equity Fund II, Inc.            $245,106,914              $2,364,920                      0
Excelsior Income Shares, Inc.                     $ 38,282,699              $  193,272                      0

      No officer or director or trustee of any of the Companies is an officer, employee, or general partner of U.S. Trust or U.S. Trust NA.

      Information About the Proposed Sub-Investment Adviser. U.S. Trust NA, which has its principal offices at 515 South Flower Street, Los Angeles, CA 90071, is a national bank having trust powers. U.S. Trust NA serves as sub-investment adviser to the Excelsior Tax-Exempt Funds, Inc., with respect to the California Tax-Exempt Income Fund, under the Existing Sub-Advisory Agreement and is a wholly-owned subsidiary of the U.S. Trust Corporation, a registered bank holding company, which has its principal offices at 114 West 47/th/ Street, New York, New York 10036. U.S. Trust NA provides wealth management, fiduciary and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management and consulting, trust and estate services, financial and estate planning, corporate trust and agency services, and personal and corporate banking. U.S. Trust NA also provides specialized investment management, fiduciary and consulting services to employee benefit plans with respect to plan holdings of employer stock. On December 31, 1999, U.S. Trust NA had approximately $19.7 billion in assets under management.

      The principal executive officers and directors of U.S. Trust NA and their principal occupations as of December 31, 1999 are set forth in Annex III hereto.

      The approval of each New Advisory Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of each Fund to which it would apply (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of each Fund present at the Meetings if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of such Fund. This voting requirement is hereafter referred to as a "majority of the outstanding shares." For more information, see "Voting Information - Quorum."

      If a New Advisory Agreement is approved by the shareholders of a Fund and the Merger is completed, then the corresponding Existing Advisory Agreement will terminate with respect to such Fund upon the consummation of the Merger. If a New Advisory Agreement is not approved with respect to any Fund and the merger is consummated, then the Board of the relevant Company will promptly seek to enter into a new advisory arrangement for the Fund, subject to any required approval by the Fund's shareholders.

      If the Merger is not completed and the New Advisory and Sub-Advisory Agreements are approved by each Fund's shareholders, the Existing Advisory and Sub-Advisory Agreements will terminate on the date that the definitive merger agreement is terminated and the New Advisory and Sub-Advisory Agreements will become effective on such date.

      If the Merger is not completed and the New Advisory and Sub-Advisory Agreements are not approved by each Fund's shareholders, U.S. Trust will continue to operate under the Existing Advisory and Sub-Advisory Agreements.

      The New Sub-Advisory Agreement must be approved by a "majority of the outstanding shares" of the California Tax-Exempt Income Fund (as described above). If the New Sub-Advisory Agreement is approved by shareholders of the Fund and the Merger is completed, then the Existing Sub-Advisory Agreement will terminate upon the execution of the New Sub-Advisory Agreement. If the New Sub-Advisory Agreement is not approved with respect to the Fund and the Merger is completed, then the Board will promptly seek to enter into a new sub-advisory arrangement for the Fund, subject to any required approval by the Fund's shareholders.

                     THE BOARDS OF EACH COMPANY RECOMMEND
               THAT SHAREHOLDERS VOTE "FOR" THE NEW ADVISORY AND
                            SUB-ADVISORY AGREEMENTS

                              VOTING INFORMATION

          Record Date. Only shareholders of record at the close of business on March 6, 2000 will be entitled to vote at the Meetings. On that date, the number of outstanding shares of each of the Funds were as follows:


                                                  Number of Outstanding
Company and Fund                                  Shares
----------------                                  ---------------------

Excelsior Funds, Inc.
---------------------

Blended Equity Fund

Large Cap Growth Fund

Small Cap Fund

Value and Restructuring Fund

Energy and Natural Resources Fund

Real Estate Fund

International Fund

Latin America Fund

Pacific/Asia Fund

Pan European Fund

Emerging Markets Fund

Short-Term Government Securities Fund

Intermediate-Term Managed Income Fund

Managed Income Fund

Money Fund

Government Money Fund

Treasury Money Fund

                                                  Number of Outstanding
Company and Fund                                  Shares
----------------                                  ---------------------

Excelsior Tax-Exempt Funds, Inc.
--------------------------------

Tax-Exempt Money Fund

New York Tax-Exempt Money Fund

Long-Term Tax-Exempt Fund

Intermediate-Term Tax-Exempt Fund

Short-Term Tax-Exempt Securities Fund

New York Intermediate-Term Tax-Exempt Fund

California Tax-Exempt Income Fund


Excelsior Institutional Trust
-----------------------------

Value Equity Fund

Optimum Growth Fund

Equity Fund

Income Fund

Total Return Bond Fund

International Equity Fund

          All shares of Excelsior Institutional Trust will vote in the aggregate and not by class or Fund at the Meeting with respect to Proposal 1. With respect to Proposal 2 as to the approval of the New Advisory Agreements, each Fund of each Company will vote separately on a Fund-by-Fund basis and all classes of a Fund will vote together. With respect to Proposal 2 as to the approval of the New Sub-Advisory Agreement, the shareholders of the California Tax-Exempt Income Fund will vote separately as a single class.

          If you do not plan to be present at a Meeting, you should send your vote in by one of the following methods:

          1. Complete, sign and return the enclosed proxy card(s) promptly in the postage-paid envelope; or

          2. Sign the proxy card and fax both sides to D.F. King & Co., Inc., the proxy solicitor, at ( ) _______.

          3.   Vote by phone by calling ________________.

          4.   Vote through the Internet by ________________.

          Quorum. A quorum is constituted with respect to each Company, and, for Proposal 2 with respect to each Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at a Meeting. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal 2 but not Proposal 1.

          In the event that a quorum is not present at a Meeting or at any adjournment thereof, or in the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of a Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at a Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments. A shareholder vote may be taken with respect to a Company or one or more of such Company's Funds on any of the Proposals prior to any such adjournment as to which sufficient votes have been received for approval.

          Other Shareholder Information. At the record date for the Meeting, U.S. Trust and its affiliates held of record approximately the following percentages of the outstanding shares of the Funds, as agent or custodian for their customers:

          The name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to more than 5% of each Fund's outstanding shares at the record date were:

                                               Number of            Percent
                                          Outstanding Shares        of Class
                                          ------------------        --------

Excelsior Funds, Inc.
---------------------

Blended Equity Fund

 U.S. Trust Company of New York,
 Trustee                                     1,116,712.342              7.6%
 FBO U.S. Trust Place
 Attn. Sandra Woolcock
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, OR 97201

 UST Retirement Fund
 c/o United States Trust Company of NY           1,783,463             12.15%
 114 west 47/th/ Street
 New York, NY 10036

Small Cap Fund

 UST Retirement Fund                               847,476             16.73%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

Value and Restructuring Fund
 Charles Schwab & Co., Inc.                  7,888,390.307             37.4%
 Special Custody Account
 Attn. Mutual Funds
 101 Montgomery Street
 San Francisco, CA 94104

Energy and Natural Resources Fund

 Charles Schwab & Co., Inc.                    951,209,757             26.8%
 Special Custody Account
 Attn. Mutual Funds
 101 Montgomery Street
 San Francisco, CA 94104

                                               Number of            Percent
                                          Outstanding Shares        of Class
                                          ------------------        --------

Real Estate Fund

 Eugene Higgens Resid.                          494,065                7.93%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

 UST Retirement Fund                            639,627               10.27%
 114 West 47/th/ Street
 New York, NY 10036
International Fund

 UST Retirement Fund                          1,833,806                9.30%
 c/o United States Trust Company of NY
 114 West 47/th/ street
 New York, NY 10036

Latin America Fund

 Charles Schwab & Co., Inc.                 263,004.683                9.4%
 Special Custody Account
 Attn. Mutual Funds
 101 Montgomery Street
 San Francisco, CA 94104

 UST Retirement Fund                            180,433                6.42%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

                                               Number of            Percent
                                          Outstanding Shares        of Class
                                          ------------------        --------

Emerging Markets Fund

 Dan Weiden                                       116,015              5.62%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

 Prudence Miller Agency                           132,625              6.42%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

 UST Retirement Fund                              285,714             13.84%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

Short-Term Government Securities Fund

 Charles Schwab & Co., Inc.                   556,529.573              8.2%
 Special Custody Account
 Attn. Mutual Funds
 101 Montgomery Street
 San Francisco, CA 94104

Managed Income Fund

 U.S. Trust Company of New York, Trustee    1,453,017.721              6.3%
 FBO U.S. Trust Place
 Attn. Sandra Woolcock
 4380 S.W. Macadam Ave.
 Suite 450
 Portland, OR 97201

 UST Retirement Fund
 c/o United States Trust Company of NY         12,335,765             53.89%
 114 West 47/th/ Street
 New York, NY 10036

                                               Number of            Percent
                                          Outstanding Shares        of Class
                                          ------------------        --------

Treasury Money Fund

 Stephen Schwarzman                           29,665,809               7.24%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036


Excelsior Tax-Exempt Funds, Inc.
--------------------------------

New York Tax-Exempt Money Fund

 Christopher Browne                           20,000,000               5.62%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

 Sara Wilford                                 30,129,008               8.47%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

Long-Term Tax-Exempt Fund

 Charles Schwab & Co., Inc.                  922,253,761               8.0%
 Special Custody Account
 Attn. Mutual Funds
 101 Montgomery Street
 San Francisco, CA 94104

California Tax-Exempt Income Fund

 David & Suzanne Johnson                         856,400               9.35%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

                                               Number of            Percent
                                          Outstanding Shares        of Class
                                          ------------------        --------

Excelsior Institutional Trust
-----------------------------

Value Equity Fund

 George S. Warburg                             7,804.370               57.6%
 820 Hartford Turnpike
 Hamden, CT 06517-1600

 William P. Cleary                             3,442.628               25.4%
 9343 246/th/ Street
 Floral Park, NY 11001

 Cameron B. Masson                             1,380.340               10.2%
 717 C Avenue, Unit C
 Coronado, CA 92118

Optimum Growth Fund

 U.S. Trust Company, Trustee                 538,682,044               15.9%
 FBO U.S. Trust Plan
 U.S. Trust Co. of Pacific Northwest
 4380 S.W. Macadam Avenue
 Suite 450
 Portland, OR 97201

 UST Retirement Fund                           1,479,279               51.43%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

Equity Fund

 Olympus America Pen Plan                        671,105                5.54%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

 PJM INTRCM DB Plan                            1,110,591                9.17%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

                                                        Number of            Percent
                                                    Outstanding Shares       of Class
                                                    ------------------       --------
Income Fund

 Planned Parenthood NY                                   1,371,144             9.20%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

 Persimmon Char Rem                                      2,276,176            15.27%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

 Eugene Higgens Resid.                                   8,398,998            56.33%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

Total Return Bond Fund

 The Library Fund                                        4,110,389            11.49%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

 The Florence Gould Fund                                 5,243,924            14.66%
 c/o United States Trust Company of NY
 114 West 47/th/ Street
 New York, NY 10036

       For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company.

       As of February 23, 2000, the Directors and Trustees share ownership in the Funds was as follows:

            Title of                   Name of                Amount and Nature           Percent
              Class                Beneficial Owner        of Beneficial Ownership       Of Class
            --------               ----------------        -----------------------       -------
Blended Equity Fund                Wolfe J. Frankl                     4,128                *
                                                                   (trustee)
Small Cap Fund                     Wolfe J. Frankl                     3,949                *
                                                                   (trustee)
Value and Restructuring Fund       Wolfe J. Frankl                     1,780                *
                                                                   (trustee)

            Title of                      Name of             Amount and Nature          Percent
              Class                  Beneficial Owner      of Beneficial Ownership       Of Class
            --------                 ----------------      -----------------------       -------
Pan European Fund                  Wolfe J. Frankl                     3,752                *
                                                                   (trustee)
Money Fund                         Jonathan Piel                      20,751                *
Managed Income Fund                Jonathan Piel                       4,640                *
Intermediate-Term Managed          Jonathan Piel                       5,991                *
 Income Fund
Blended Equity Fund                Jonathan Piel                       3,049                *
Large Cap Growth Fund              Jonathan Piel                       2,094                *
Pacific/Asia Fund                  Jonathan Piel                       2,124                *
Pan European Fund                  Jonathan Piel                       2,302                *
Value & Restructuring Fund         Jonathan Piel                       2,485                *
Intermediate-Term Tax-Exempt       Rodman L. Drake                  5793.743                *
 Fund
Tax-Exempt Money Fund              Robert A. Robinson             49,548.080                *
Intermediate Term                  Robert A. Robinson             45,999.314                *
Tax-Exempt Fund
Long-Term                          Robert A. Robinson             13,998.807                *
Tax-Exempt Fund
Short-Term                         Robert A. Robinson             18,319.184                *
Tax-Exempt Fund
Tax-Exempt Money Market Fund       Frederick S. Wonham             2,891,810**              *
International Fund                 Frederick S. Wonham                 9,471***             *
Emerging Markets Fund              Frederick S. Wonham                 6,540
Pan European Fund                  Frederick S. Wonham                 4,969
Value and Restructuring Fund       Frederick S. Wonham                 1,465

  *Less than 1%.

 **Includes 268,578 shares owned by Mr. Wonham's spouse, for which Mr. Wonham disclaims beneficial ownership.

***Includes 3,097 shares owned by Mr. Wonham's spouse, for which Mr. Wonham disclaims beneficial ownership.


                            ADDITIONAL INFORMATION

          Officers. Officers of the Companies are elected by the Directors and Trustees and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Companies' officers:

                                                         Principal Occupation
                                 Position with           During Past 5 Years and
Name and Address                 Each Company            Other Affiliations
-----------------                ------------            ------------------
Frederick S. Wonham              President               Retired; President, Treasurer and
c/o U.S. Trust Company           and Treasurer           Director of Excelsior Funds, Inc.
  of New York                                            and Excelsior Tax-Exempt Fund (since
114 West 47/th/ Street                                   1995); President, Treasurer and
New York, NY 10036                                       Trustee of Excelsior Funds and
Age: 65                                                  Excelsior Institutional Trust (since
                                                         1995); Vice Chairman of U.S. Trust
                                                         Corporation and U.S. Trust New York
                                                         (from February 1990 until September
                                                         1995); and Chairman, U.S. Trust
                                                         Company (from March 1993 to May
                                                         1997).


                                                       Principal Occupation
                                 Position with         During Past 5 Years and
Name and Address                 Each Company          Other Affiliations
-----------------                ------------          ------------------
Patricia M. Leyne/1/             Assistant             Vice President, Chase Global Funds
Chase Global Funds               Treasurer             Services Company (since July 1999);
  Services Company                                     Assistant Vice President, Senior
73 Tremont Street                                      Manager of Fund Administration,
Boston, MA  02108-3913                                 Chase Global Funds Services Company
Age: 32                                                (from July 1998 to July 1999);
                                                       Assistant Treasurer, Manager of Fund
                                                       Administration, Chase Global Funds
                                                       Services Company (from November 1996
                                                       to July 1998); Supervisor, Chase
                                                       Global Funds Services Company (from
                                                       September 1995 to November 1996);
                                                       Fund Administrator, Chase Global
                                                       Funds Services Company (from
                                                       February 1993 to September 1995).

-------------------
/1/ Ms. Leyne owns one share of U.S. Trust Co. She became Assistant Treasurer of the Companies on July 30,1999.

          Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to the Companies. The employees of Chase Global Funds Services Company do not receive any compensation from the Companies for acting as officers of the Companies. No person who is currently an officer, director or employee of the Investment Adviser or Sub-Adviser serves as an officer, director or employee of the Companies.

          Payments to Affiliates. U.S. Trust Co. serves as one of the Companies' administrators and will continue to do so after the New Agreements are approved by shareholders. For the fiscal year ended March 31, 1999, the Companies paid U.S. Trust Co. the following fees:

                                                 Total
                                            Administration       Total Fees
                  Funds                        Fees Paid           Waived
                  -----                        ---------           ------
Excelsior Funds, Inc.

Blended Equity Fund.......................    $  952,859          $  1,957
Large Cap Growth Fund.....................       171,488             1,525
Small Cap Fund............................        74,865                28
Value and Restructuring Fund..............       712,300           120,091
Energy and Natural Resources Fund.........        59,511                43
Real Estate Fund..........................        58,438               379
International Fund........................       427,509             1,386
Latin America Fund........................        81,572               274
Pacific/Asia Fund.........................        56,059

                                                 Total
                                            Administration       Total Fees
                  Funds                        Fees Paid           Waived
                  -----                        ---------           ------
Pan European Fund.........................    $  397,805          $  4,522
Emerging Markets Fund.....................        11,814                 0
Intermediate-Term Managed Income
   Fund...................................       170,673               389
Short-Term Government Securities
   Fund...................................        70,684               162
Managed Income Fund.......................       316,445             1,864
Money Fund................................     1,122,463                11
Government Money Fund.....................       958,200               172
Treasury Money Fund.......................       792,993                 0

Excelsior Tax-Exempt Funds, Inc.

Tax-Exempt Money Fund.....................     2,156,742                 0
New York Tax-Exempt Money
   Fund...................................       248,317                 0
Long-Term Tax-Exempt Fund.................       243,351            14,210
Intermediate-Term Tax-Exempt
   Fund...................................       449,336             1,245
Short-Term Tax-Exempt Securities
   Fund...................................        61,646                 3
New York Intermediate-Term
   Tax-Exempt Fund........................       223,318                53
California Tax-Exempt Income
   Fund...................................        73,723                 0

Excelsior Institutional Trust

Value Equity Fund.........................        53,266                 0
Optimum Growth Fund.......................       108,405                 0
Equity Fund...............................       231,504                 0
Income Fund...............................        97,318                 0
Total Return Bond Fund....................       308,927                 0
International Equity Fund.................        83,501                 0

          For the fiscal year ended March 31, 1999, affiliates of U.S. Trust received the following fees relating to Shares and Institutional Shares of the following Funds of the Companies pursuant to agreements with shareholder organizations under the Administrative Services Plans adopted by the Companies.

                                                                 Fees Paid To Affiliates Of
                             Fund                                U.S. Trust Company
                             ----                                ------------------
Excelsior Funds, Inc.

Blended Equity Fund
     Shares...................................................   $223,499

Large Cap Growth Fund
     Shares...................................................   $ 36,963

Small Cap Growth Fund
     Shares...................................................   $ 51,808

Value and Restructuring Fund
     Shares...................................................   $215,581

Energy and Natural Resources Fund
     Shares...................................................   $ 15,896

Real Estate Fund
     Shares...................................................   $ 37,231

International Fund
     Shares...................................................   $202,445

Latin America Fund
     Shares...................................................   $ 34,396

Pacific/Asia Fund
     Shares...................................................   $ 24,951

Pan European Fund
     Shares...................................................   $121,644

Emerging Markets Fund
     Shares...................................................   $ 11,666

Intermediate-Term Managed Income Fund
     Shares...................................................   $ 73,338

Managed Income Fund
     Shares...................................................   $ 64,528

                                                                 Fees Paid To Affiliates Of
                             Fund                                U.S. Trust Company
                             ----                                ------------------
Excelsior Tax-Exempt Funds, Inc.

Tax-Exempt Money Fund
     Shares...................................................   $827,104
     Institutional Shares.....................................   $      0

New York Tax-Exempt Money Fund
     Shares...................................................   $  7,879
     Institutional Shares.....................................   $      0

Long-Term Tax-Exempt Fund
     Shares...................................................   $114,441

Intermediate-Term Tax-Exempt Fund
     Shares...................................................   $182,945

New York Intermediate-Term Tax-Exempt Fund
     Shares...................................................   $ 33,512

California Tax-Exempt Income Fund
     Shares...................................................   $139,223

          For the fiscal year ended March 31, 1999, U.S. Trust and its affiliates received no fees relating to Excelsior Funds, Inc.'s Distribution Plan.

          For the fiscal year ended March 31, 1999, the Companies paid the following brokerage commissions to UST Securities Corp., an affiliated broker of U.S. Trust:



                                                 Brokerage              Percentage of Broker
                                                 Commissions to         Commissions paid to
Company                 Fund                     Affiliated Brokers     Affiliated Broker
-------                 ----                     ------------------     ----------------
Excelsior Funds, Inc.   Value and                $525                   0.19%
                        Restructuring Fund

          The Companies make payments to Schwab in connection with the inclusion of certain Funds in the Schwab One Source Program. These payments are expected to continue after the Merger.

          Principal Underwriter and Administrators. Edgewood Services, Inc., which is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829, is the principal underwriter for the shares of the Companies' Funds. Edgewood Services, Inc. is a wholly-owned subsidiary of Federated Investors, Inc. The Companies' administrators are: U.S. Trust Co.; Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913; and Federated Administrative Services, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

                                 OTHER MATTERS

          The Companies do not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Companies at their principal office within a reasonable time before such meeting.

          No business other than the matters described above is expected to come before the Meetings, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meetings, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of each Company.


Dated:  March __, 2000

          SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT A MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY PHONE OR FAX THROUGH -------------, OUR PROXY SOLICITOR. TO VOTE BY FAX, SIGN THE PROXY CARD AND FAX BOTH SIDES TO ---------------- OR SIMPLY CALL -----------------.

          EACH COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF SUCH COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED MARCH 31, 1999 AND SEPTEMBER 30, 1999, RESPECTIVELY, TO ANY SHAREHOLDER UPON REQUEST. EACH COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM SUCH COMPANY BY WRITING TO THE COMPANY AT 73 TREMONT STREET, BOSTON, MASSACHUSETTS 02108-3913, BY CALLING (800) 446-1012 (FROM OVERSEAS, CALL (617) 557-8280) OR BY THE INTERNET: http://www.excelsiorfunds.com

                                                                         Annex I

Position
with
U.S.                                           Principal                 Type of
Trust NY            Name; Address              Occupation                Business
--------            -------------              ----------                --------
Director            Eleanor Baum               Dean of School            Academic
                    4 Arleigh Road             of Engineering,
                    Great Neck, NY 11021       The Cooper Union for
                                               the Advancement
                                               of Science & Art

Director            Samuel C. Butler           Partner in Cravath,       Law Firm
                    Cravath, Swaine            Swaine & Moore
                      & Moore
                    Worldwide Plaza
                    825 Eighth Avenue
                    New York, NY 10019

Director            Peter O. Crisp             Retired Chairman          Venture
                    103 Horseshoe Road         of Venrock, Inc.          Capital
                    Mill Neck, NY 11765

Director            Antonia M. Grumbach        Partner in Patterson,     Law Firm
                    Patterson, Belknap,        Belknap, Webb
                      Webb & Tyler, LLP        & Tyler
                    1133 Avenue of the
                      Americas
                    New York, NY 10036

Director,           H. Marshall Schwarz        Chairman of the           Asset Management,
                    United States Trust        Board & Chief             Investment Fiduciary
Chairman            Company of New York        Executive Officer
of the Board        114 West 47/th/            of U.S. Trust
Services and        Street New York, NY        Corporation and UST NY
Chief               10036
Executive
Officer

Director            Philippe de Montebello     Director of the           Art Museum
                    The Metropolitan           Metropolitan
                     Museum of Art             Museum of Art
                    1000 Fifth Avenue
                    New York, NY
                    10028-0198

Position
with
U.S.                                         Principal                   Type of
Trust NY     Name; Address                   Occupation                  Business
--------     -------------                   ----------                  --------
Director     Robert E. Denham                Partner in Manger,          Law Firm
             Manger, Tolls & Olson LLP       Tolls & Olson LLP
             355 South Grand Avenue
             35/th/ Floor
             Los Angeles, CA 90071

Director     John H. Stookey                 Chairman of                 Petrochemicals
             Suburban Propane Pts.           Suburban Propane Pts.       and Propane
             P.O. Box 455
             Sheffield, MA 01257

Director     Robert N. Wilson                Vice Chairman of            Health Care
             Johnson & Johnson               the Board of Johnson        Products
             One Johnson &                   & Johnson
             Johnson Plaza
             New Brunswick, NJ 08933

Director     Peter L. Malkin                 Chairman of                 Law Firm
             Wien & Malkin LLP               Wien & Malkin LLP
             Lincoln Building
             60 East 42nd Street
             New York, NY 10165

Director     David A. Olsen                  Retired Chairman of         Risk & Insurance
             1120 Park Avenue                Johnson & Higgins           Services
             New York, NY 10128

Director     Carl H. Pforzheimer, II         Managing Partner            Broker-Dealer
             Carl H. Pforzheimer & Co.                                   Investment Adviser
             650 Madison Avenue
             New York, NY 10022

Director     Ruth A. Wooden                  President & CEO of          Not-for-
             60 Gramercy Park North          National Parenting          Profit
             Apt. 2M                         Association
             New York, NY 10016

Executive    Paul K. Napoli                  Executive                   Asset Management,
Vice         United States Trust             Vice President              Investment and
             Company of New York             of U.S. Trust               Private Banking
             114 West 47/th/ Street          Corporation                 Fiduciary Services
             New York, NY 10036              and U.S. Trust NY

Position
with
U.S.                                                        Principal                Type of
Trust NY                     Name; Address                  Occupation               Business
--------                     -------------                  ----------               --------
Director and                 Maribeth S. Rahe               Vice Chairman            Asset Management,
Vice Chairman                United States Trust            of U.S. Trust            Fiduciary Services
                              Company of New York           Investment and
                             114 West 47/th/ Street         Corporation
                             New York, NY 10036             and U.S. Trust NY

Director,                    Frederick B. Taylor            Vice Chairman and        Asset Management,
Vice Chair-                  United States Trust            Chief Investment Of-     Investment and
man and                       Company of New York           ficer of U.S. Trust      Fiduciary Services
Chief Invest-                114 West 47/th/ Street         Corporation and
ment Officer                 New York, NY 10036             U.S. Trust NY
                             New York, NY 10036

Director,                    Jeffrey S. Maurer              President and            Asset Management,
President,                   United States Trust            Chief Operating          Investment and
and Chief                     Company of New York           Officer of U.S.          Fiduciary Services
Operating                    114 West 47/th/ Street         Trust Corporation
Officer                      New York, NY 10036             and U.S. Trust NY

Executive                    John L. Kirby                  Executive                Asset Management,
Vice                         United States Trust            Vice President and       Investment and
President                     Company of New York           Chief Financial          Fiduciary Services
and Chief                    114 West 47/th/ Street         Officer of U.S.
Financial                    New York, NY 10036             Trust Corporation
Officer                                                     and U.S. Trust NY

Executive                    Kenneth G. Walsh               Executive                Asset Management,
Vice                         United States Trust            Vice President           Investment and
President                     Company of New York           of U.S. Trust            Fiduciary Services
                             114 West 47/th/ Street         Corporation and
                             New York, NY 10036             U.S. Trust NY

Director                     Philip L. Smith                Corporate Director and
                             P.O. Box 386                   Trustee
                             Ponte Verde
                              Beach, FL 32004

Executive                    John M. Deignan                Executive                Investment
Vice                         United States Trust            Vice President           Management and
President                     Company of New York                                    Fiduciary Services;
                             114 West 47/th/ Street                                  Private Banking
                             New York, NY 10036

                                                                        Annex II

Position
with U.S.                                                   Principal                Type of
Trust Co.                    Name; Address                  Occupation               Business
---------                    -------------                  ----------               --------
Director                     Tucker H. Warner               Co-Founder,              Consulting Firm
                             The Nutmeg Financial           Partner &
                              Group, LLC                    Director
                             1157 Highland Avenue West
                             Cheshire, CT 06903

Director                     Thomas C. Clark                Managing Director,       Asset Management,
                             United States Trust            U.S. Trust NY            Investment and
                              Company of New York                                    Fiduciary Services
                             11 West 54th Street
                             New York, NY 10019

Director,                    Maribeth S. Rahe               Vice Chairman,           Asset Management,
Chairman of                  United States Trust            U.S. Trust NY            Investment and
Board                         Company of New York                                    Fiduciary Services
                             114 West 47th Street
                             New York, NY 10036

Director                     Frederick B. Taylor            Vice Chairman,           Asset Management,
                             United States Trust            U.S. Trust NY            Investment and
                              Company of New York                                    Fiduciary Services
                             114 West 47th Street
                             New York, NY 10036

Director                     Robert C. Bodine               Chairman                 Asset Management
                             U.S. Trust Company                                      Investment and
                             100 West Lancaster Avenue                               Fiduciary Services
                             Suite 200
                             Wayne, PA  19087

Director                     Howard E.N. Wilson             Chairman                 Asset Management
                             U.S. Trust Company                                      Investment and
                             100 West Lancaster Avenue                               Fiduciary Services
                             Suite 200
                             Wayne, PA  19087

Position
with U.S.                                                   Principal                Type of
Trust NA                     Name; Address                  Occupation               Business
---------                    -------------                  ----------               --------
Director                     Kenneth G. Walsh               Executive Vice           Asset Management,
                             United States Trust            President,               Investment and
                              Company of New York           U.S. Trust NY            Fiduciary Services
                             114 West 47th Street
                             New York, NY 10036

Director,                    William V. Ferdinand           Managing Director        Asset Management,
Managing                     U.S. Trust                     & CIO                    Fiduciary Services
Director &                    of Connecticut                                         & Private Banking
CIO, CT                      225 High Ridge Road
Offices                      Stamford, CT 06905

Director,                    W. Michael Funck               President & CEO          Asset Management,
President &                  U.S. Trust                                              Fiduciary Services
CEO, CT                       of Connecticut                                         & Private Banking
Offices                      225 High Ridge Road
                             Stamford, CT 06905

                                                                       Annex III

Position
with U.S.                                                   Principal                Type of
Trust NA                     Name; Address                  Occupation               Business
--------                     -------------                  ----------               --------
Director and                 William R. Barrett, Jr.        Managing Director        Asset
Managing Director            515 So. Flower Street                                   Management,
                             Suite 2700                                              Investment and
                             Los Angeles, CA 90071                                   Fiduciary Services

Director                     Thomas C. Clark                Managing Director        Asset Management,
                             11 West 54th Street                                     Investment
                             New York, NY 10019

Director                     Jeffrey Grubb                  Managing Director        Asset Management,
                             4380 S.W. Macadam Ave.         Director                 Investment and
                             Suite 450                                               Fiduciary Services
                             Portland, OR 97201

Director                     Peter K. Maier                 Managing Director        Asset Management,
                             80 E. Sir Francis              Director                 Investment and
                              Drake Blvd.                                            Fiduciary Services
                             Larkspur, CA 94939

Director                     Jeffrey S. Maurer              President and            Asset Management,
                             114 W. 47/th/ Street           Chief Operating          Investment and
                             New York, NY 10036             Officer                  Fiduciary Services

Director/Managing            Robert M. Raney                Managing Director        Asset Management,
Director and Chief           515 So. Flower Street          and Chief                Investment and
Investment Officer           Suite 2700                     Investment Officer       Fiduciary Services
                             Los Angeles, CA 90071

Director/President           Gregory F. Sanford             President and Chief      Asset Management,
and Chief Executive          515 So. Flower Street          Executive Officer        Investment and
Officer                      Suite 2700                                              Fiduciary Services
                             Los Angeles, CA 90071

Director/Chairman            Franklin E. Ulf                Chairman of the          Asset Management,
of the Board                 515 So. Flower Street          Board                    Investment and
                             Suite 2700                                              Fiduciary Services
                             Los Angeles, CA 90071

Position
with U.S.                                                   Principal                Type of
Trust NA                     Name; Address                  Occupation               Business
--------                     -------------                  ----------               --------
Director                     Jay S. Welker                  Managing Director        Asset Management,
                             One Embarcadero Center                                  Investment and
                             Suite 2050                                              Fiduciary Services
                             San Francisco, CA 94111

Director and                 Charles E. Wert                Executive Vice           Asset Management,
Executive Vice               515 So. Flower Street          President                Investment and
President                    Suite 2700                                              Fiduciary Services
                             Los Angeles, CA 90071

Director                     Maribeth S. Rahe               Vice Chairman            Asset Management,
                             114 W. 47/th/ Street                                    Investment and
                             New York, NY                                            Fiduciary Services
                             10036

Director                     Ralph C. Rittenour             Chairman & CEO           Asset Management,
                             4380 S.W. Macadam Ave.                                  Investment and
                             Suite 450                                               Fiduciary Services
                             Portland, OR 97201

Director                     Kenneth F. Siebel              Managing Director        Asset Management,
                             80 E. Sir Francis                                       Investment and
                              Drake Blvd.                                            Fiduciary Services
                             Larkspur, CA 94939

Director                     Charles J. Swindells           Vice Chairman            Asset Management,
                             4380 S.W. Macadam Ave.                                  Investment and
                             Suite 450                                               Fiduciary Services
                             Portland, OR 97201

                                                                      Appendix A
                         INVESTMENT ADVISORY AGREEMENT

          AGREEMENT made as of __________, 2000 by and among EXCELSIOR FUNDS, INC., a Maryland corporation (herein called the "Company"), U.S. TRUST COMPANY ("UST"), a Connecticut state bank and trust company, and UNITED STATES TRUST COMPANY OF NEW YORK ("USTNY"), a New York state-chartered bank and trust company (together with UST, the "Investment Adviser").

          WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "1940 Act");

          WHEREAS, the Company desires to retain the Investment Adviser to render investment advisory and other services to the Company for its Latin America Fund, Pacific/Asia Fund, Pan European Fund, Emerging Markets Fund, and International Fund portfolios ("the Funds"), and the Investment Adviser is willing to so render such services;

          NOW, THEREFORE, this Agreement

                                  WITNESSETH:

          In consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1.  Appointment.  The Company hereby appoints the Investment Adviser
              -----------
to act as investment adviser to the Company for the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. The Investment Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons,
(ii) the use of an affiliate's employees does not result in a change of actual control or management of the Company under the 1940 Act; and (iii) the use of an affiliate's employees has been approved by the Board of Directors of the Company.

          2.  Sub-Adviser.  It is understood that the Investment Adviser may
              -----------
from time to time employ or associate with itself such person or persons as the Investment Adviser believes to be fitted to assist it in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Investment Adviser and that the Investment Adviser shall be as fully responsible to the Company for the acts and omissions of any such person as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is agreed that the sub-advisory services to the Funds shall be provided by person or persons agreeable to the Investment Adviser and approved in accordance with the provisions of the Investment Company Act of 1940. Such sub-adviser is hereinafter referred to as the "Sub-Adviser."

          3.  Delivery of Documents.  The Company has furnished or will furnish,
              ---------------------
as the case may be, the Investment Adviser with copies properly certified or authenticated of each of the following:

              (a) Articles of Incorporation of the Company;

              (b) By-Laws of the Company;

              (c) Resolutions of the Board of Directors of the Company authorizing the appointment of the Investment Adviser as investment adviser for the Funds and the execution and delivery of this Agreement;

              (d) Resolutions of the Board of Directors of the Company authorizing the appointment of the Sub-Adviser for the Funds and the execution and delivery of the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser relating to the Fund;

              (e) Registration Statement under the Securities Act of 1933, as amended, and the 1940 Act on Form N-1A (No. 2-92665) relating to shares of the Company's Class F Common Stock, $.001 par value, representing interests in the International Fund; Class P Common Stock, $.001 par value, representing interests in the Latin America Fund; Class Q Common Stock, $.001 par value, representing interests in the Pacific/Asia Fund; Class R Common Stock, $.001 par value, representing interests in the Pan European Fund; and Class W Common Stock, $.001 par value, representing interests in the Emerging Markets Fund and all amendments thereto;

              (f) Notification of Registration of the Company under the 1940 Act on Form N-8A, as filed with the Securities and Exchange Commission on August 8, 1984, and all amendments thereto; and

              (g) Prospectuses and statements of additional information of the Company relating to the Company's shares in effect under the Securities Act of 1933 (such prospectuses, statements of additional information and supplements thereto, as presently in effect and as from time to time amended and supplemented, herein called the "Prospectus").

          The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

          4.  Management.  Subject to the supervision of the Board of Directors
              ----------
of the Company, the Investment Adviser will provide continuous investment advisory assistance and portfolio management advice for the Funds in accordance with the Funds' respective investment objective and policies as stated in the Prospectus.

          Investment Adviser's responsibilities include:

                    (i) Advising the Sub-Adviser with respect to U.S. economic factors and trends;

                    (ii) Assisting and consulting with the Sub-Adviser in connection with the Funds' continuous investment program;

                    (iii) Approving lists of foreign countries recommended by the Sub-Adviser for investments of the Funds;

                    (iv) Placing orders with respect to purchases and sales of the securities of U.S. issuers as described in the Prospectus;

                    (v) Managing, in cooperation with the Sub-Adviser, the Funds' short-term cash balance positions denominated in U.S. dollars to preserve required liquidity of the Funds' assets including placing of orders for U.S. money market instruments;

                    (vi)  Monitoring the Sub-Adviser's investment procedures;
          and

                    (vii) Periodically reviewing, evaluating and reporting to the Company's Board of Directors with respect to the performance of the Sub-Adviser under the Sub-Advisory Agreement.

          The Investment Adviser further agrees that it:

               (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the "Rules"), and will in addition conduct its activities under this Agreement in accordance with applicable law, including but not limited to applicable banking law;

               (b) will not make loans for the purpose of purchasing or carrying Fund shares, or make loans to the Company;

               (c) will place orders, if any, pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of any Fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion. Subject to the review of the Company's

Board of Directors from time to time with respect to the extent and continuation of the policy, the Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to the Funds' principal underwriter, the Investment Adviser, Sub-Adviser, or any affiliated person thereof except as permitted by the Securities and Exchange Commission;

               (d) will maintain books and records with respect to the Funds' securities transactions and will render to the Company's Board of Directors such periodic and special reports as the Board may request;

               (e) will maintain a policy and practice of conducting its Asset Management Group independently of its Banking Group. When the Investment Adviser makes investment recommendations for the Funds, its Asset Management Group personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds' account are customers of the Banking Group. In dealing with commercial customers, the Banking Group will not inquire or take into consideration whether securities of those customers are held by the Funds;

               (f) will treat confidentially and as proprietary information of the Company all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Investment Adviser from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Company.

          5.   Services Not Exclusive.  The investment management services
               ----------------------
rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

          6.   Books and Records.  In compliance with the requirements of Rule
               -----------------
31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 under the 1940 Act.

          7.   Expenses.  During the term of this Agreement, the Investment
               --------
Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Funds.

          In addition, if the expenses borne by any Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which its shares are registered or qualified for sale to the public, the Investment Adviser shall reimburse such Fund for a portion of any such excess in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable by the Fund up to the amount of the fees payable to the Investment Adviser during such fiscal year pursuant to paragraph 8 hereof; provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Fund for a portion of such excess expenses in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable by the Fund regardless of the amount of fees paid to the Investment Adviser during such fiscal year to the extent that the securities regulations of any state in which the shares are registered or qualified for sale so require.

          8.   Compensation.  For the services provided and the expenses assumed
               ------------
pursuant to this Agreement, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the following annual rates: 1.00% of the average daily net assets of each of the Latin America Fund, the Pacific/Asia Fund, the Pan European Fund and the International Fund; and 1.25% of the average daily net assets of the Emerging Markets Fund.

          9.   Limitation of Liability of the Investment Adviser. Subject to the
               -------------------------------------------------
provisions of Paragraph 2 above, concerning the Investment Adviser's responsibility for the acts and omissions of person's employed by or associated with the Investment Adviser, the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except the Investment Adviser shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          10.  Duration and Termination.  This Agreement shall be effective as
               ------------------------
of the date hereof and unless sooner terminated as provided herein, shall continue until July 31, 2001. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of such Fund; provided, however, that this Agreement may be terminated by the Company as to any

Fund at any time, without the payment of any penalty, by the Board of Directors of the Company or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Investment Adviser, or by the Investment Adviser as to any Fund at any time, without payment of any penalty, on 90 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act.) An affiliate of the Investment Adviser may assume the Investment Adviser's obligations under this Agreement provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of the Investment Adviser; and (iii) the assumption of the Investment Adviser's obligations by the affiliate is approved by the Board of Directors of the Company.

          11.  Amendment of this Agreement.  No provision of this Agreement may
               ---------------------------
be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of such Fund's outstanding voting securities, if such vote is required by the 1940 Act, or by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

          12.  Miscellaneous.  The captions in this Agreement are included for
               -------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be
affected thereby.   This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                        EXCELSIOR FUNDS, INC.
Attest:


____________________________            By:___________________________
     Secretary                             President

[Seal]


                                        U.S. TRUST COMPANY

Attest:


____________________________            By:___________________________




                                        UNITED STATES TRUST COMPANY
Attest:                                 OF NEW YORK


____________________________            By:___________________________

                                                                      Appendix B

                         INVESTMENT ADVISORY AGREEMENT

          AGREEMENT made as of ___________, 2000 by and among EXCELSIOR FUNDS, INC., a Maryland corporation (herein called the "Company"), U.S. TRUST COMPANY ("UST"), a Connecticut state bank and trust company, and UNITED STATES TRUST COMPANY OF NEW YORK ("USTNY"), a New York state-chartered bank and trust company (together with UST, the "Investment Adviser").

          WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "1940 Act");

          WHEREAS, the Company desires to retain the Investment Adviser to render investment advisory and other services to the Company for its Money Fund, Government Money Fund, Blended Equity Fund, Small Cap Fund, Energy and Natural Resources Fund, Value and Restructuring Fund, Treasury Money Fund, Managed Income Fund, Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund, Real Estate Fund, and Large Cap Growth Fund portfolios ("the Funds"), and the Investment Adviser is willing to so render such services;

          NOW, THEREFORE, this Agreement

                                  WITNESSETH:

          In consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1.   Appointment.  The Company hereby appoints the Investment Adviser
               -----------
to act as investment adviser to the Company for the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. The Investment Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons,
(ii) the use of an affiliate's employees does not result in a change of actual control or management of the Company under the 1940 Act; and (iii) the use of an affiliate's employees has been approved by the Board of Directors of the Company.

          2.   Delivery of Documents.  The Company has furnished the Investment
               ---------------------
Adviser with copies properly certified or authenticated of each of the following:

               (a)  Articles of Incorporation of the Company;

               (b)  By-Laws of the Company;

               (c) Resolutions of the Board of Directors of the Company authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement;

               (d) Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, on Form N-1A (No. 2-92665) relating to shares ("Shares") of the Funds covered by this Agreement, and all amendments thereto:

               (e) Notification of Registration of the Company under the Investment Company Act of 1940, as amended, on Form N-8A as filed with the Securities and Exchange Commission on August 8, 1984, and all amendments thereto; and

               (f) Prospectuses of the Company relating to the Shares in effect under the Securities Act of 1933 (such prospectuses and supplements thereto, as presently in effect and as from time to time amended and supplemented, herein called the "Prospectus").

          The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

          3.   Management.  Subject to the supervision of the Board of Directors
               ----------
of the Company, the investment Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company for the Funds. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Funds' respective investment objectives and policies as stated in the Prospectus. The Investment Adviser further agrees that it:

               (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the "Rules"), and will in addition conduct its activities under this Agreement in accordance with applicable law, including but not limited to applicable banking law;

               (b) will not make loans for the purpose of purchasing or carrying Shares, or make loans to the Company;

               (c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of any Fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion. Subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, the Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to the Funds' principal underwriter, the Investment Adviser or any affiliated person thereof except as permitted by the Securities and Exchange Commission;

               (d) will maintain books and records with respect to the Funds' securities transactions and will render to the Company's Board of Directors such periodic and special reports as the Board may request;

               (e) will maintain a policy and practice of conducting its Asset Management Group independently of its Banking Group. When the Investment Adviser makes investment recommendations for the Funds, its Asset Management Group personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds' account are customers of the Banking Group. In dealing with commercial customers, the Banking Group will not inquire or take into consideration whether securities of those customers are held by the Funds;

               (f) will treat confidentially and as proprietary information of the Company all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Investment Adviser from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Company.

          4.   Services Not Exclusive.  The investment management services
               ----------------------
rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

          5.   Books and Records.  In compliance with the requirements of Rule
               -----------------
31a-3 of the Rules under the Investment Company Act of 1940, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 of the Rules.

          6.   Expenses.  During the term of this Agreement, the Investment
               --------
Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

          In addition, if the expenses borne by any Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which the Shares are registered or qualified for sale to the public, the Investment Adviser shall reimburse such Fund for a portion of any such excess in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable by the Fund up to the amount of the fees payable to the Investment Adviser during such fiscal year pursuant to paragraph 7 hereof; provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Fund for a portion of such excess expenses in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable by the Fund regardless of the amount of fees paid to the Investment Adviser during such fiscal year to the extent that the securities regulations of any state in which the Shares are registered or qualified for sale so require.

          7.   Compensation.  For the services provided and the expenses assumed
               ------------
pursuant to this Agreement, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the following annual rates: .25% of the average daily net assets of each of the Money Fund and the Government Money Fund; .75% of the average daily net assets of the Blended Equity Fund and Large Cap Growth Fund; .60% of the average daily net assets of each of the Small Cap Fund, the Energy and Natural Resources Fund and the Value and Restructuring Fund; 1.00% of the average daily net assets of the Real Estate Fund; .30% of the average daily net assets of the Treasury Money Fund; .75% of the average daily net assets of the Managed Income Fund; .30% of the average daily net assets of the Short-Term Government Securities Fund; and .35% of the average daily net assets of the Intermediate-Term Managed Income Fund.

          8.   Limitation of Liability of the Investment Adviser. The Investment
               -------------------------------------------------
Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except the Investment Adviser shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          9.   Duration and Termination. This Agreement shall be effective as of
               ------------------------
the date hereof and unless sooner terminated as provided herein, shall continue until July 31, 2001. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund; provided, however, that this Agreement may be terminated by the Company as to any Fund at any time, without the payment of any penalty, by the Board of Directors of the Company or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Investment Adviser, or by the Investment Adviser as to any Fund at any time, without payment of any penalty, on 90 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings as such terms have in the Investment Company Act of 1940.) An affiliate of the Investment Adviser may assume the Investment Adviser's obligations under this Agreement provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of the Investment Adviser; and (iii) the assumption of the Investment Adviser's obligations by the affiliate is approved by the Board of Directors of the Company.

          10.  Amendment of this Agreement.  No provision of this Agreement may
               ---------------------------
be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of such Fund's outstanding voting securities, if such vote is required by the 1940 Act, or by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

          11.  Miscellaneous.  The captions in this Agreement are included for
               -------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                              EXCELSIOR FUNDS, INC.

Attest:


__________________________         By:__________________________
Secretary                             President




Attest:                            U.S. TRUST COMPANY


__________________________         By:__________________________



                                   UNITED STATES TRUST COMPANY
Attest:                             OF NEW YORK


__________________________         By:__________________________

                                                                      Appendix C
                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of ___________, 2000 by and among EXCELSIOR TAX-EXEMPT FUNDS, INC., a Maryland corporation (herein called the "Company"), U.S. TRUST COMPANY ("UST"), a Connecticut state bank and trust company, and UNITED STATES TRUST COMPANY OF NEW YORK ("USTNY"), a New York state-chartered bank and trust company (together with UST, the "Investment Adviser").

     WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "1940 Act");

       WHEREAS, the Company desires to retain the Investment Adviser to render investment advisory and other services to the Company for its New York Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, California Tax-Exempt Income Fund, Tax-Exempt Money Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and New York Tax-Exempt Fund portfolios ("the Funds"), and the Investment Adviser is willing to so render such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1.   Appointment.
          -----------

          (a) The Company hereby appoints the Investment Adviser to act as investment adviser to the Company for the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. The Investment Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, (ii) the use of an affiliate's employees does not result in a change of actual control or management of the Company under the 1940 Act; and (iii) the use of an affiliate's employees has been approved by the Board of Directors of the Company.

          (b) In the event that the Company establishes one or more additional portfolios with respect to which it desires to retain the Investment Adviser to act as investment adviser hereunder, it shall notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services under this Agreement it shall notify the Company in writing whereupon such portfolio shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the Funds except to the extent that said provisions (including those relating to the compensation payable by the Funds to the Investment Adviser) are modified with respect to such Fund in writing by the Company and the Investment Adviser at the time.

          2.  Delivery of Documents.  The Company has furnished the Investment
              ---------------------
Adviser with copies properly certified or authenticated of each of the following:

              (a) Articles of Incorporation of the Company and any amendments thereto;

              (b)  By-Laws of the Company and any amendments thereto;

              (c) Resolutions of the Board of Directors of the Company authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement;

              (d) Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, on Form N-1A (No. 2-93068) relating to shares of the Company's Class A Common Shares, $.001 par value, representing interests in the Tax-Exempt Money Fund; Class B Common Shares, $.001 par value, representing interests in the Intermediate-Term Tax-Exempt Fund; Class C Common Shares, $.001 par value, representing interests in the Long-Term Tax-Exempt Fund; Class D Common Shares, $.001 par value, representing interests in the New York Intermediate-Term Tax-Exempt Fund; Class E Common Shares, $.001 par value, representing interests in the California Tax-Exempt Income Fund; Class F Common Shares, $.001 par value, representing interests in the Short-Term Tax-Exempt Securities Fund and Class G Common Shares, $.001 par value, representing interests in the New York Tax-Exempt Money Fund ("Shares"), and all amendments thereto;

              (e) Notification of Registration of the Company under the Investment Company Act of 1940, as amended, on Form N-8A as filed with the Securities and Exchange Commission on August 31, 1984, and all amendments thereto; and

              (f) The most recent prospectuses of the Company relating to the Funds (such prospectuses and supplements thereto, as presently in effect and as from time to time amended and supplemented, herein called the "Prospectuses").

          The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

          3.  Management.  Subject to the supervision of the Board of Directors
              ----------
of the Company, the Investment Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company for the Funds. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Funds' respective investment objectives and policies as stated in the Prospectuses. The Investment Adviser further agrees that it:

              (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the "Rules"), and will in addition conduct its activities under this Agreement in accordance with applicable law, including but not limited to applicable banking law;

          (b) will not make loans for the purpose of purchasing or carrying Shares, or make loans to the Company;

          (c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of any Fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion. Subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, the Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to the Funds' principal underwriter, the Investment Adviser or any affiliated person thereof except as permitted by the Securities and Exchange Commission;

          (d) will maintain books and records with respect to the Funds' securities transactions and will render to the Company's Board of Directors such periodic and special reports as the Board may request;

          (e) will maintain a policy and practice of conducting its Asset Management Group independently of its Banking Group. When the Investment Adviser makes investment recommendations for the Funds, its Asset Management Group personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds' account are customers of the Banking Group. In dealing with commercial customers, the Banking Group will not inquire or take into consideration whether securities of those customers are held by the Funds;

          (f) will treat confidentially and as proprietary information of the Company all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Investment Adviser from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Company.

          4.  Services Not Exclusive.  The investment management services
              ----------------------
rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

          5.  Books and Records.  In compliance with the requirements of Rule
              -----------------
31a-3 of the Rules under the Investment Company Act of 1940, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 of the Rules.

          6.  Expenses.  During the term of this Agreement, the Investment
              --------
Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

          In addition, if the expenses borne by any Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which the shares of the Funds are registered or qualified for sale to the public, the Investment Adviser shall reimburse such Fund for a portion of any such excess in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable by the Fund up to the amount of the fees payable to the Investment Adviser during such fiscal year pursuant to paragraph 7 hereof; provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Fund for a portion of any such excess expenses in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable by the Fund regardless of the amount of fees paid to the Investment Adviser during such fiscal year to the extent that the securities regulations of any state in which Fund shares are registered or qualified for sale so require.

          7.  Compensation.  For the services provided and the expenses assumed
              ------------
pursuant to this Agreement, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the following annual rates: 0.25% of the average daily net assets of the Tax-Exempt Money Fund; 0.35% of the average daily net assets of the Intermediate-Term Tax-Exempt Fund; 0.50% of the average daily net assets of the Long-Term Tax-Exempt Fund; 0.50% of the average daily net assets of the New York Tax-Exempt Money Fund; 0.50% of the average daily net assets of the New York Intermediate-Term Tax-Exempt Fund; 0.50% of the average daily net assets of the California Tax-Exempt Income Fund; and 0.30% of the average daily net assets of the Short-Term Tax-Exempt Securities Fund.

          8.  Limitation of Liability of the Investment Adviser.  The Investment
              -------------------------------------------------
Adviser shall not be liable or any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except the Investment Adviser shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          9.  Duration and Termination.  This Agreement shall be effective as of
              ------------------------
the date hereto with respect to the Funds named hereinbefore, and with respect to any additional Fund, on the date of receipt by the Company of notice from the Investment Adviser in accordance with Section 1(b) hereof that the Investment Adviser is willing to serve as investment adviser with respect to such Fund, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section l(b) hereof) shall have been approved by the shareholders of the Funds in accordance with the requirements of the 1940 Act and unless sooner terminated as provided herein, shall continue in effect until July 31, 2001. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to a particular Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund; provided, however, that this Agreement may be terminated by the Company as to any Fund at any time, without the payment of any penalty, by the Board of Directors of the Company or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Investment Adviser, or by the Investment Adviser as to any Fund at any time, without payment of any penalty, on 90 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings as such terms have in the Investment Company Act of 1940.) An affiliate of the Investment Adviser may assume the Investment Advisers obligations under this Agreement to an affiliate provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of the Investment

Adviser; and (iii) the assumption of the Investment Adviser's obligations by the affiliate is approved by the Board of Directors of the Company.

          10.  Amendment of this Agreement.  No provision of this Agreement may
               ---------------------------
be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of such Fund's outstanding voting securities, if such vote is required by the 1940 Act, or by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

          11.  Miscellaneous.  The captions in this Agreement are included for
               -------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

Attest:


______________________________          By: ____________________________
Secretary                                       President


Attest:                                 U.S. TRUST COMPANY


______________________________          By: ____________________________



                                        UNITED STATES TRUST COMPANY OF
                                        NEW YORK

Attest:


______________________________          By:_____________________________

                                                                      Appendix D


                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of _______, 2000 by and among EXCELSIOR INSTITUTIONAL TRUST (the "Trust"), a Delaware business trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), UNITED STATES TRUST COMPANY OF NEW YORK ("USTNY"), a state-chartered bank and trust company, and U.S. TRUST COMPANY ("UST"), a Connecticut state bank and trust company (UST and USTNY are collectively referred to herein as the "Adviser").

     In consideration of the promises and the mutual covenants herein contained, the Trust and the Adviser agree as follows:

     1. Appointment. The Trust appoints the Adviser to act as investment adviser to the Trust with respect to the series of the Trust listed on Exhibit A hereto (the "Series") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to provide an investment program for the compensation provided by this Agreement. In providing the services and assuming the obligations set forth herein, the Adviser may, at its own expense, employ one or more sub-advisers; provided that the Adviser understands and agrees that it shall remain fully responsible for the performance of all the duties set forth in this Agreement and that it shall supervise the activities of each sub-adviser. Any agreement between the Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement.

     The Investment Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law and are under the common control of U.S. Trust Corporation provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, (ii) the use of an affiliate's employees does not result in a change of actual control or management of the Trust under the Investment Company Act; and (iii) the use of an affiliate's employees has been approved by the Board of Directors of the Trust.

     2. Duties of the Adviser. Subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

          (a) prepare (or otherwise obtain) and evaluate on both a macroeconomic and microeconomic level any pertinent research; statistical, financial and economic data; and other information necessary or appropriate for the performance of its duties under this Agreement;

          (b) formulate and continuously review, supervise, and administer an investment program for the Series;

          (c) determine the securities to be purchased by the Series, and continuously monitor such securities and the issuers thereof to determine whether and when to sell, exchange, or take any other action concerning such securities;

          (d) determine whether and how to exercise warrants, voting rights, or other rights with respect to the Series' securities;

          (e) provide valuations with respect to the securities held by the Series if so requested by the Trustees of the Trust;

          (f) render regular reports to the Trust's officers and the Board of Trustees concerning the investment performance of the Trust, the Adviser's discharge of its responsibilities under this Agreement, and any other subject as the Trust's officers or Board of Trustees reasonably may request; and

          (g) assist the Trust's officers in connection with the operation of the Trust and perform any further acts that may be necessary to effectuate the purposes of this Agreement.

     3. Supervision and compliance. The activities of the Adviser shall be subject at all times to the direction and control of the Board of Trustees of the Trust and shall comply with: (a) the Trust Instrument and By-Laws of the Trust; (b) the Registration Statement of the Trust, as it may be amended from time to time, including the investment objectives and policies set forth therein; (c) the Investment Company Act and the regulations thereunder; (d) the Internal Revenue Code of 1986 and the regulations thereunder applicable to regulated investment companies; (e) any other applicable laws or regulations; and (f) such other limitations as the Board of Trustees may adopt.

     4. Purchase and Sale of Securities. The Adviser shall, at its own expense, place orders for the purchase, sale or loan of securities by the Trust either directly with the issuer or with any broker and/or dealer who deals in such securities.

          (a) In placing orders with brokers and/or dealers, the Adviser shall use its best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

Consistent with this obligation, the Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Trust and/or other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

          (b) The Adviser may execute transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Trust are "reasonable and fair" compared to commissions received by other brokers having comparable execution capability and provided that the transactions are effected pursuant to procedures established by the Board of Trustees of the Trust. An affiliated broker may transmit, clear and settle transactions for the Trust that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions.

          (c) Notwithstanding the foregoing, the Board of Trustees periodically shall review the commissions paid by the Trust and determine whether those commissions were reasonable in relation to the brokerage and research services received. In addition, the Board of Trustees of the Trust, in its discretion, may instruct the Adviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

          (d) When the Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions. The Adviser also may purchase or sell a particular security for one or more customers in different amounts. Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by the Adviser in a manner that is equitable and consistent with applicable law and regulations and with its fiduciary obligations to the Trust and to such other customers.

     5.   Expenses.

          (a) The Adviser shall furnish at its own expense all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under this Agreement. The Adviser also shall pay the salaries and fees of all personnel of the Trust or the Adviser performing services related to the Adviser's duties under this Agreement.

          (b) It is understood that the Trust will pay all of its expenses and liabilities, including compensation of its independent Trustees; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent auditors and legal counsel; trade association membership dues; fees and expenses of any custodian (including safekeeping of funds and securities, maintenance of books and accounts and calculation of the net asset value of beneficial interests of the Series), transfer agent and registrar and dividend disbursing agent of the Trust; expenses of preparing and mailing reports to investors and regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Series, and the preparation, printing and mailing of prospectuses for such purposes; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of investors' and Trustees' meetings; organization expenses; and extraordinary expenses.

     6. Compensation of the Adviser. In consideration of the services to be rendered by the Adviser under this Agreement, the Trust shall pay the Adviser a fee accrued daily and paid monthly from the Series at an annual rate equal to that specified in Exhibit A to this Agreement for the Series' average daily net assets. The fee for any period in which the Adviser serves as investment adviser pursuant to this Agreement for less than one full month shall be paid for that portion of the month accrued. For purposes of calculating fees, the value of the net assets of the Series shall be computed in the manner specified in its Registration Statement on Form N-1A.

     7. Services to Others. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser is free to render services to others and to engage in other activities, provided, however, that those services and activities do not adversely affect the Adviser's ability to perform its obligations under this Agreement.

     8. Books, Records, and Information. The Adviser shall provide the Trust with all records concerning the Adviser's activities that the Trust is required by law to maintain. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-l and Rule 31a-2 under the Investment Company Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Trust also shall comply with all reasonable requests for information by the Trust's officers or Board of Trustees, including information required for the Trust's filings with the Securities and Exchange Commission and state securities commissions.

     9.   Limitations on Liability.

          (a) The Adviser hereby is notified expressly of the limitation of shareholder liability as set forth in the Trust Instrument and agrees that any obligation of the Trust or the Series arising in connection with this Agreement shall be limited in all cases to the Series and its assets, and the Adviser shall not seek satisfaction of any such obligation from any Trustee or shareholder of the Series.

          (b) The Adviser shall give the Trust the benefit of its best judgment and efforts in rendering services under this Agreement. In the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be liable to the Trust or to any shareholder of the Series for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The liability of the Adviser hereunder shall be joint, but not several.

     10.  Effective Date; Termination; Amendments.

          (a) This Agreement shall be effective as of the date hereof and unless terminated sooner as provided herein, shall continue until July 31, 2001. Thereafter, unless terminated sooner as provided herein, this Agreement shall continue in effect as to the Series for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees of the Trust who are not parties to this

Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding voting securities of the Series; or (ii) the vote of a majority of the full Board of Trustees.

          (b) This Agreement may be terminated at any time, without the payment of any penalty, either by: (i) the Trust, by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, on 60 days' written notice to the Adviser; or (ii) the Adviser, on 90 days' written notice to the Trust. This Agreement shall terminate immediately in the event of its assignment. An affiliate of the Investment Adviser may assume the Investment Adviser's obligations under this Agreement provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of the Investment Adviser and (iii) the assumption of the Investment Adviser's obligations by the affiliate is approved by the Board of Trustees of the Company.

          (c) This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Series, if such vote is required by the Investment Company Act, or by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

          (d) As used in this Agreement, the terms "specifically approved at least annually," "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the Investment Company Act and the regulations thereunder.

     11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with provisions of the Investment Company Act and the regulations thereunder.

     12. Miscellaneous. The captions in this Agreement are included for the convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, duly authorized officers, all as of the day and year first above written.


                         EXCELSIOR INSTITUTIONAL TRUST


                         By:__________________________
                         Name:
                         Title:


                         UNITED STATES TRUST COMPANY
                         OF NEW YORK


                         By:__________________________
                         Name:
                         Title:


                         U.S. TRUST COMPANY


                         By:__________________________
                         Name:
                         Title:

Exhibit A
to Investment
Advisory Agreement



SCHEDULE OF SERIES AND FEES UNDER INVESTMENT
ADVISORY AGREEMENT



                                         Annual Fee (as a percentage of the
                                         average daily net assets of the
Series Names                             Series)
------------                             ----------------------------------

Equity Fund                              0.65%

Income Fund                              0.65%

Total Return Bond Fund                   0.65%

Value Equity Fund                        0.65%

Optimum Growth Fund                      0.65%

                                                                      Appendix E
                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of ________, 2000 by and among EXCELSIOR INSTITUTIONAL TRUST (the "Trust"), a Delaware business trust registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), U.S. TRUST COMPANY ("UST"), a Connecticut state bank and trust company, and UNITED STATES TRUST COMPANY OF NEW YORK ("USTNY"), a New York state-chartered bank and trust company (together with UST, the "Adviser").

     In consideration of the promises and the mutual covenants herein contained, the Trust and the Adviser agree as follows:

     1. Appointment. The Trust appoints the Adviser to act as investment adviser to the Trust with respect to the series of the Trust listed on Exhibit A hereto (the "Series") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to provide an investment program for the compensation provided by this Agreement. In providing the services and assuming the obligations set forth herein, the Adviser may, at its own expense, employ one or more sub-advisers; provided that the Adviser understands and agrees that it shall remain fully responsible for the performance of all the duties set forth in this Agreement and that it shall supervise the activities of each sub-adviser. Any agreement between the Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement.

     The Investment Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law and are under the common control of U.S. Trust Corporation provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, (ii) the use of an affiliate's employees does not result in a change of actual control or management of the Trust under the Investment Company Act; and (iii) the use of an affiliate's employees has been approved by the Board of Directors of the Trust.

     2. Sub-Adviser. It is understood that the Investment Adviser may from time to time employ or associate with itself such person or persons as the Investment Adviser believes to be fitted to assist it in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Investment Adviser and that the Investment Adviser shall be as fully responsible to the Company for the acts and omissions of any such person as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is agreed that the sub-advisory services to the Series shall be provided by person or persons agreeable to the Investment Adviser and approved in accordance with the provisions of the Investment Company Act of 1940. Such sub-adviser is hereinafter referred to as the "Sub-Adviser."

     3. Duties of the Adviser. Subject to the direction and control of the Board of Trustees of the Trust, the Adviser's responsibilities include:

          (i) Advising the Sub-Adviser with respect to U.S. economic factors and trends;

          (ii) Assisting and consulting with the Sub-Adviser in connection with the Series' continuous investment program;

          (iii) Approving lists of foreign countries recommended by the Sub-Adviser for investments of the Series;

          (iv) Placing orders with respect to purchases and sales of the securities of U.S. issuers as described in the Prospectus;

          (v) Managing, in cooperation with the Sub-Adviser, the Fund's short-term cash balance positions denominated in U.S. dollars to preserve required liquidity of the Series' assets including placing of orders for U.S. money market instruments;

          (vi)  Monitoring the Sub-Adviser's investment procedures; and

          (vii) Periodically reviewing, evaluating and reporting to the Company's Board of Directors with respect to the performance of the Sub-Adviser under the Sub-Advisory Agreement.

          The Adviser further agrees that it:

          (a) will prepare (or otherwise obtain) and evaluate on both a macroeconomic and microeconomic level any pertinent research; statistical, financial and economic data; and other information necessary or appropriate for the performance of its duties under this Agreement;

          (b) will formulate and continuously review, supervise, and administer an investment program for the Series;

          (c) will determine the securities to be purchased by the Series, and continuously monitor such securities and the issuers thereof to determine whether and when to sell, exchange, or take any other action concerning such securities;

          (d) will determine whether and how to exercise warrants, voting rights, or other rights with respect to the Series' securities;

          (e) will provide valuations with respect to the securities held by the Series if so requested by the Trustees of the Trust;

          (f) will render regular reports to the Trust's officers and the Board of Trustees concerning the investment performance of the Trust, the Adviser's discharge of its responsibilities under this Agreement, and any other subject as the Trust's officers or Board of Trustees reasonably may request; and

          (g) will assist the Trust's officers in connection with the operation of the Trust and perform any further acts that may be necessary to effectuate the purposes of this Agreement.

     4. Supervision and compliance. The activities of the Adviser shall be subject at all times to the direction and control of the Board of Trustees of the Trust and shall comply with: (a) the Trust Instrument and By-Laws of the Trust; (b) the Registration Statement of the Trust, as it may be amended from time to time, including the investment objectives and policies set forth therein; (c) the Investment Company Act and the regulations thereunder; (d) the Internal Revenue Code of 1986 and the regulations thereunder applicable to regulated investment companies; (e) any other applicable laws or regulations; and (f) such other limitations as the Board of Trustees may adopt.

     5. Purchase and Sale of Securities. The Adviser shall, at its own expense, place orders for the purchase, sale or loan of securities by the Trust either directly with the issuer or with any broker and/or dealer who deals in such securities.

          (a) In placing orders with brokers and/or dealers, the Adviser shall use its best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

Consistent with this obligation, the Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Trust and/or other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

          (b) The Adviser may execute transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Trust are "reasonable and fair" compared to commissions received by other brokers having comparable execution capability and provided that the transactions are effected pursuant to procedures established by the Board of Trustees of the Trust. An affiliated broker may transmit, clear and settle transactions for the Trust that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions.

          (c) Notwithstanding the foregoing, the Board of Trustees periodically shall review the commissions paid by the Trust and determine whether those commissions were reasonable in relation to the brokerage and research services received. In addition, the Board of Trustees of the Trust, in its discretion, may instruct the Adviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

          (d) When the Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions. The Adviser also may purchase or sell a particular security for one or more customers in different amounts. Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by the Adviser in a manner that is equitable and consistent with applicable law and regulations and with its fiduciary obligations to the Trust and to such other customers.

     6.   Expenses.

          (a) The Adviser shall furnish at its own expense all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under this Agreement. The Adviser also shall pay the salaries and fees of all personnel of the Trust or the Adviser performing services related to the Adviser's duties under this Agreement.

          (b) It is understood that the Trust will pay all of its expenses and liabilities, including compensation of its independent Trustees; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent auditors and legal counsel; trade association membership dues; fees and expenses of any custodian (including safekeeping of funds and securities, maintenance of books and accounts and calculation of the net asset value of beneficial interests of the Series), transfer agent and registrar and dividend disbursing agent of the Trust; expenses of preparing and mailing reports to investors and regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Series, and the preparation, printing and mailing of prospectuses for such purposes; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of investors' and Trustees' meetings; organization expenses; and extraordinary expenses.

     7. Compensation of the Adviser. In consideration of the services to be rendered by the Adviser under this Agreement, the Trust shall pay the Adviser a fee accrued daily and paid monthly from the Series at an annual rate equal to that specified in Exhibit A to this Agreement for the Series' average daily net assets. The fee for any period in which the Adviser serves as investment adviser pursuant to this Agreement for less than one full month shall be paid for that portion of the month accrued. For purposes of calculating fees, the value of the net assets of the Series shall be computed in the manner specified in its Registration Statement on Form N-1A.

     8. Services to Others. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser is free to render services to others and to engage in other activities, provided, however, that those services and activities do not adversely affect the Adviser's ability to perform its obligations under this Agreement.

     9. Books, Records, and Information. The Adviser shall provide the Trust with all records concerning the Adviser's activities that the Trust is required by law to maintain. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-l and Rule 31a-2 under the Investment Company Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Trust also shall comply with all reasonable requests for information by the Trust's officers or Board of Trustees, including information required for the Trust's filings with the Securities and Exchange Commission and state securities commissions.

     10.  Limitations on Liability.

          (a) The Adviser hereby is notified expressly of the limitation of shareholder liability as set forth in the Trust Instrument and agrees that any obligation of the Trust or the Series arising in connection with this Agreement shall be limited in all cases to the Series and its assets, and the Adviser shall not seek satisfaction of any such obligation from any Trustee or shareholder of the Series.

          (b) The Adviser shall give the Trust the benefit of its best judgment and efforts in rendering services under this Agreement. In the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be liable to the Trust or to any shareholder of the Series for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The liability of the Adviser hereunder shall be joint, but not several.

     11.  Effective Date; Termination; Amendments.

          (a) This Agreement shall be effective as of the date hereof, and, unless terminated sooner as provided herein, shall continue until July 31, 2001. Thereafter, unless terminated sooner as provided herein, this Agreement shall continue in effect as to the Series for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees of the Trust who are not parties to this

Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding voting securities of the Series; or (ii) the vote of a majority of the full Board of Trustees.

          (b) This Agreement may be terminated at any time, without the payment of any penalty, either by: (i) the Trust, by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, on 60 days' written notice to the Adviser; or (ii) the Adviser, on 90 days' written notice to the Trust. This Agreement shall terminate immediately in the event of its assignment. An affiliate of the Investment Adviser may assume the Investment Adviser's obligations under this Agreement provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law;
(ii) the assumption will not result in a change of actual control or management of the Investment Adviser; and (iii) the assumption of the Investment Adviser's obligations under this Agreement is approved by the Board of Trustees of the Company.

          (c) This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Series, if such vote is required by the Investment Company Act, or by vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

          (d) As used in this Agreement, the terms "specifically approved at least annually," "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the Investment Company Act and the regulations thereunder.

     12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with provisions of the Investment Company Act and the regulations thereunder.

     13. Miscellaneous. The captions in this Agreement are included for the convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, duly authorized officers, all as of the day and year first above written.


Attest:                       EXCELSIOR INSTITUTIONAL TRUST



_________________________     By:____________________________
                                         President



Attest:                       U.S. TRUST COMPANY



_________________________     By:____________________________



Attest:                       UNITED STATES TRUST COMPANY
                               OF NEW YORK



_________________________     By:____________________________

                                                                       Exhibit A
                                                                   to Investment
                                                              Advisory Agreement


                  SCHEDULE OF SERIES AND FEES UNDER INVESTMENT
                               ADVISORY AGREEMENT


                              Annual Fee (as a percentage of the
                              average daily net assets of the
Series Names                  Series)
------------                  -------

International
Equity Fund                   1.00%

                                                                      Appendix F
                            SUB-ADVISORY AGREEMENT


     AGREEMENT made as of __________, 2000 by and among U.S. TRUST COMPANY ("UST"), a Connecticut state bank and trust company, UNITED STATES TRUST COMPANY OF NEW YORK ("USTNY"), a New York state-chartered bank and trust company (together with UST, "U.S. Trust"), and U.S. Trust Company, N.A., a national bank organized under the laws of the United States (herein called "U.S. Trust California").

     WHEREAS, Excelsior Tax-Exempt Funds, Inc. (the "Company") is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, U.S. Trust is the investment adviser to the Company's California Tax-Exempt Income Fund (the "Fund");

     WHEREAS, U.S. Trust desires to retain U.S Trust California to render investment sub-advisory services to the Company for the Fund, and U.S. Trust California is willing to so render such services;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1.   Appointment. U.S. Trust hereby appoints U.S. Trust California to act
          -----------
as investment sub-adviser to the Company for the Fund for the period and on the terms set forth in this Agreement. U.S. Trust California accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. U.S. Trust California may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment sub-adviser to the Company under applicable law and are under the common control of U.S. Trust Corporation provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) the use of an affiliate's employees does not result in a change of actual control or management of the Company under the 1940 Act; and (iii) the use of an affiliate's employees has been approved by the Board of Directors of the Company.

          2.  Delivery of Documents.  U.S. Trust has furnished U.S. Trust
              ---------------------
California with copies properly certified or authenticated of each of the following:

              (a)  Articles of Incorporation of the Company;

              (b)  By-Laws of the Company;

              (c) Resolutions of the Board of Directors of the Company authorizing the appointment of U.S. Trust as the investment adviser for the Fund and the execution and delivery of the Investment Advisory Agreement with respect to the Fund;

              (d) Resolutions of the Board of Directors of the Company authorizing the appointment of U.S. Trust California as the Fund's investment sub-adviser and the execution and delivery of this Agreement;

              (e) Post-Effective Amendment No. 19 to the Company's Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-1A (No. 2-93068) relating to the Company's shares representing interests in the Fund;

              (f) Notification of Registration of the Company under the 1940 Act, as amended, on Form N-8A as filed with the Securities and Exchange Commission on August 31, 1984, and all amendments thereto; and

              (g) Prospectuses and statements of additional information of the Company relating to the Company's shares representing interests in the Fund in effect under the Securities Act of 1933 (such prospectuses, statements of additional information and supplements thereto, as presently in effect and as from time to time amended and supplemented, herein called the "Prospectus").

          U.S. Trust will furnish U.S Trust California from time to time with copies of all amendments of or supplements to the foregoing, if any.

          3.  Sub-Advisory Services.  Subject to the supervision of the Board of
              ---------------------
Directors of the Company and the oversight of U.S. Trust, U.S. Trust California will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments of the Fund. U.S. Trust California will determine, subject to U.S. Trust's approval, what securities and other investments will be purchased, retained or sold by the Company for the Fund including, with the assistance of U.S. Trust if required, the Fund's investments in futures. U.S. Trust California will provide the services rendered by it hereunder in accordance with the Fund's investment objectives and policies as stated in the Prospectus. U.S. Trust California further agrees that it:

              (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the "Rules"), and will in addition conduct its activities under this Agreement in accordance with applicable law, including but not limited to applicable banking law;

               (b) will not make loans for the purpose of purchasing or carrying Fund shares, or make loans to the Company;

               (c)  will manage the Fund's overall cash positions;

               (d) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, U.S. Trust California will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, U.S. Trust California may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which U.S. Trust California or any of its affiliates exercises investment discretion. Subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, U.S. Trust California is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if U.S. Trust California determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of U.S. Trust California with respect to the accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to the Fund's principal underwriter, U.S. Trust, U.S. Trust California or any affiliated person thereof except as permitted by the Securities and Exchange Commission;

               (e) will maintain books and records with respect to the securities and other investment transactions entered into pursuant to this Agreement and will render to U.S. Trust and the Company's Board of Directors such periodic and special reports as they may request;

               (f) will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where U.S. Trust California may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit U.S. Trust California from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Company.

          4.  Services Not Exclusive.  The investment sub-advisory services
              ----------------------
rendered by U.S. Trust California hereunder are not to be deemed exclusive, and U.S. Trust California shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

          5.  Books and Records.  In compliance with the requirements of Rule
              -----------------
31a-3 under the 1940 Act, U.S. Trust California hereby agrees that all records which it maintains for the Fund are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. U.S. Trust California further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 under the 1940 Act.

          6.  Expenses.  During the term of this Agreement, U.S. Trust
              --------
California will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

          In addition, U.S. Trust California will pay U.S. Trust an amount equal to 83% of each expense reimbursement made by U.S. Trust to the Company with respect to the Fund under the second paragraph of Section 6 of the Investment Advisory Agreement relating to the Fund.

          7.  Compensation.  For the services provided and the expenses assumed
              ------------
pursuant to this Agreement, U.S. Trust will pay U.S. Trust California and U.S. Trust California will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of .50% of the average daily net assets of the Fund.

          8.  Limitation of Liability of the Sub-Adviser.  U.S. Trust California
              ------------------------------------------
shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of U.S. Trust California in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          9.  Duration and Termination.  This Agreement shall become effective
              ------------------------
upon its execution as of the date first written above and, unless sooner terminated as provided herein, shall continue until July 31, 2001. Thereafter, if not terminated, this Agreement shall continue in effect as to the Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and by the Board of Directors of the Company or the vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by U.S. Trust or by the Company (by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund) on 60 days' written notice to U.S. Trust California, and will automatically terminate upon the termination of the Investment Advisory Agreement between U.S. Trust and the Company with respect to the Fund. This Agreement may be terminated as to the Fund by U.S. Trust California at any time, without payment of any penalty, on 90 days' written notice to the Company and U.S. Trust. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act.) An affiliate of U.S. Trust California may assume U.S. Trust California's obligations under this Agreement provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of the Investment Adviser; and (iii) the assumption by the affiliate of U.S. Trust California's obligations is approved by the Board of Directors of the Company. An affiliate of U.S. Trust may assume U.S. Trust's obligations under this Agreement provided that (w) the affiliate is qualified to act as investment adviser to the Company under applicable law; (x) the assumption will not result in a change of actual control or management of U.S. Trust; and (y) the assumption by the affiliate of U.S. Trust's obligations is approved by the Board of Directors of the Company.

          10.  Amendment of this Agreement.  No provision of this Agreement may
               ---------------------------
be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Fund until approved by vote of a majority of the Fund's outstanding voting securities, if such vote is required by the 1940 Act, or by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

          11.  Miscellaneous.  The captions in this Agreement are included for
               -------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


Attest                                  U.S. TRUST COMPANY



______________________________          By:_______________________________
                                           President & CEO


                                        UNITED STATES TRUST COMPANY
Attest:                                 OF NEW YORK


______________________________          By:_______________________________



Attest:                                 U.S. TRUST COMPANY, N.A.


______________________________          By:_______________________________

                                                                      APPENDIX G

                              (PRELIMINARY PROXY)
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                             EXCELSIOR FUNDS, INC.
                                (THE "COMPANY")


     This proxy is solicited by the Board of the Company for use at a special meeting of shareholders to be held on May 3, 2000, at 10:00 a.m. (Eastern time), at the offices of United States Trust Company of New York, 114 West 47/th/ Street, New York, New York 10036.

     The undersigned hereby appoints Frank Bruno, Mark Dari, Patricia Leyne, Michael Malloy and Diana McCarthy, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments or postponements thereof, all shares representing interests in the Funds of the Company held of record by the undersigned on March 6, 2000, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign.
When signing as attorney or executor, administrator, trustee or guardian, please give full title as such.
If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED.


To vote by telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil.

If you own shares in more than one Fund and you wish to receive an individual ballot for each Fund check this box. [_]

     Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposal (2)(i).

VOTE ON PROPOSAL

(2)(i) Proposal to approve a new Investment Advisory Agreement among the Company, United States Trust Company of New York and U.S. Trust Company.

          [_] For               [_] Against             [_] Abstain

     The proxies are authorized to vote in their discretion upon any other business which may properly come before the Meeting and any adjournments thereof.

----------------------------------   ----  ------------------------        ----
SIGNATURE (PLEASE SIGN WITHIN BOX)   DATE  SIGNATURE (JOINT OWNERS)        DATE

                                                                      APPENDIX H
                              (PRELIMINARY COPY)
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                                (THE "COMPANY")


     This proxy is solicited by the Board of the Company for use at a special meeting of shareholders to be held on May 3, 2000, at 10:00 a.m. (Eastern time), at the offices of United States Trust Company of New York, 114 West 47th
Street, New York, New York 10036.

     The undersigned hereby appoints Frank Bruno, Mark Dari, Patricia Leyne, Michael Malloy and Diana McCarthy, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments or postponements thereof, all shares representing interests in the Funds of the Company held of record by the undersigned on March 6, 2000, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE. NO POSTAGE IS REQUIRED.


To vote by telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil.

If you own shares in more than one Fund you wish to receive an individual ballot for each Fund check this box. [_]

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposal (2)(i) and Proposal (2)(ii).

Voting on Proposals

(2)(i) Proposal to approve a new Investment Advisory Agreement among the Company, United States Trust Company of New York and U.S. Trust Company.

          [_]For                   [_]Against            [_]Abstain

   (ii) Proposal to approve a new Sub-Advisory Agreement among United States Trust Company of New York, U.S. Trust Company and U.S. Trust Company, N.A. (For California Tax-Exempt Income Fund only)

          [_]For                   [_]Against            [_]Abstain

     The proxies are authorized to vote in their discretion upon any other business which may properly come before the Meeting and any adjournments thereof.

---------------------------------------------------   ---------------------------------------------------
|                                  |              |   |                                  |              |
---------------------------------------------------   ---------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)           Date     Signature (Joint Owners)                     Date

                                                                     APPENDIX I

                              (PRELIMINARY PROXY)
              THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                         EXCELSIOR INSTITUTIONAL TRUST
                                (THE "COMPANY")


     This proxy is solicited by the Board of the Company for use at a special meeting of shareholders to be held on May 3, 2000, at 10:00 a.m. (Eastern time), at the offices of United States Trust Company of New York, 114 West 47th
Street, New York, New York 10036.

     The undersigned hereby appoints Frank Bruno, Mark Dari, Patricia Leyne, Michael Malloy and Diana McCarthy, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments or postponements thereof, all shares representing interests in the Funds of the Company held of record by the undersigned on March 6, 2000, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

Please sign exactly as name appears hereon.
When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such.
If a corporation, please sign in full
corporate name by president or other
authorized officer. If a partnership,
please sign in partnership name by
authorized person.


PLEASE SIGN AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.


To vote by telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil.

If you own shares in more than one Fund and you wish to receive an individual ballot for each Fund check this box. [_]

(1)       Vote on Trustees

          [ ]  For All

          [ ]  Withhold All

          [ ]  For All except:
          To withold authority to vote, mark "For All Except" and write the nominee's number on the line below.

          -----------------------------------


                01)Frederick S. Wonham
                02)Donald L. Campbell
                03)Rodman L. Drake
                04)Joseph H. Dugan
                05)Wolfe J. Frankl
                06)Jonathan Piel
                07)Robert A. Robinson
                08)Alfred C. Tannachion

     Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposal 1 and Proposal 2(i).


VOTE ON PROPOSAL

(2)(i) Proposal to approve a new Investment Advisory Agreement among the Company, United States Trust Company of New York and U.S. Trust Company.

          [ ]For                 [ ]Against                [ ]Abstain

     The proxies are authorized to vote in their discretion upon any other business which may properly come before the Meeting and any adjournments thereof.

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SIGNATURE (PLEASE SIGN WITHIN BOX)      DATE  SIGNATURE (JOINT OWNERS)    DATE

                                      I-2